UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21978
Pioneer Series Trust VI
(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  October 31, 2020

Date of reporting period:  November 1, 2019 through October 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Floating Rate Fund
Annual Report | October 31, 2020
A: FLARX	C: FLRCX	Y: FLYRX

Beginning in or after April 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundipioneer.com/us

Pioneer Floating Rate Fund | Annual Report | 10/31/20 1

President’s Letter

Dear Shareholders,
The new decade has arrived delivering a calendar year that will go down in the history books. The beginning of 2020 seemed to extend the positive market environment of 2019. Then, March roared in like a lion and the COVID-19 pandemic became a global crisis impacting lives and life as we know it. As the fourth quarter of 2020 got underway, it appeared that the long-anticipated “second wave” of COVID-19 cases was occurring, both in some U.S. states and in Europe. In response, some governments began retightening restrictions on both business and personal activities.
However, as the fourth quarter continued, we began to read some encouraging news on the vaccine front, as multiple pharmaceutical companies announced successful clinical trials for their COVID-19 vaccinations and applied for emergency-use approval for the drugs with the Food and Drug Administration. Government officials followed up on the positive news by announcing that deployment of at least one of the vaccines to frontline workers could begin even before the end of this calendar year, with the potential for widespread distribution by mid-2021.
While there may finally be a light visible at the end of the pandemic tunnel as 2020 comes to a close, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others, and the markets, which do not thrive on uncertainty, have been volatile, delivering significantly negative performance in the first quarter, and then recovering most of those losses throughout the following quarters. Despite the rebound, volatility has remained elevated, with momentum rising and falling on seemingly every bit of positive or negative news about the virus, from vaccines to spikes in the number of cases as well as rising hospitalization rates in some areas. In addition, the U.S. Presidential Election was in high gear as we entered the fourth quarter. This election contributed to the market volatility as investors pondered the possible outcomes and their potential effects on the economic outlook.
With the advent of COVID-19 last winter, we implemented our business continuity plan according to the new COVID-19 guidelines, and most of our employees have been working remotely since March. To date, our operating environment has faced no interruption. I am proud of the careful planning that has taken place and confident we can maintain this environment for as long as is prudent. History in the making for a company that first opened its doors way back in 1928.
2 Pioneer Floating Rate Fund | Annual Report | 10/31/20

Since 1928, Amundi’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility. As 2020 has reminded us, investment risk can arise from a number of factors in today’s global economy, including slower or stagnating growth, changing U.S. Federal Reserve policy, oil price shocks, political and geopolitical factors and, unfortunately, major public health concerns such as a viral pandemic.
At Amundi, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.
Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.
As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We remain confident that the current crisis, like others in human history, will pass, and we greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,
Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
December 18, 2020
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Floating Rate Fund | Annual Report | 10/31/20 3

Portfolio Management Discussion | 10/31/20
In the following interview, Jonathan Sharkey discusses the factors that influenced the bank-loan market and the performance of Pioneer Floating Rate Fund during the 12-month period ended October 31, 2020. Mr. Sharkey, a senior vice president and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi)*, is responsible for the day-to-day management of the Fund.
Q    How did the Fund perform during the 12-month period ended October 31, 2020?
A    Pioneer Floating Rate Fund’s Class A shares returned -0.71% at net asset value during the 12-month period ended October 31, 2020, while the Fund’s benchmark, the Standard & Poor’s/Loan Syndications & Trading Association Leveraged Performing Loan Index (the S&P/LSTA Index), returned 2.09%. During the same period, the average return of the 246 mutual funds in Morningstar’s Bank Loan Funds category was -0.26%.
Q    How would you describe the environment for investing in bank loans during the 12-month period ended October 31, 2020?
A    At the beginning of the period in November 2019, demand for loans had been muted amidst an environment of heightened risk-aversion among investors, driven by ongoing geopolitical uncertainties, trade war tensions, and concerns about global economic growth. Loan mutual funds continued to experience significant outflows at that time, as retail investors responded to the limited near-term prospects for a rise in short-term interest rates, given an accommodative Federal Reserve (Fed), which had reduced the federal funds rate’s target range three times during 2019. Lower-quality loans, in particular, experienced headwinds from a demand perspective. Specifically, managers of collateralized loan obligations (CLOs), which have often absorbed the bulk of new issuance, had become increasingly wary of deals in the “B-” rating category, due to the risk of downgrades; CLOs are subject to risk guidelines and typically have had quite limited ability to accommodate loans in the “CCC” rating category. In the early part of the 12-month period, we did see significant refinancing to lower yields among higher-quality loans, given their ratings attractiveness for CLOs.
Beginning in mid-February of 2020, the COVID-19 virus, which first surfaced in China, but quickly became a worldwide pandemic, began having a dramatic effect on the financial markets. Global economies
*     See Notes to Financial Statements Note 8.
4 Pioneer Floating Rate Fund | Annual Report | 10/31/20

ground to a near halt during March as concerns about public health led to the rapid implementation by governments and businesses of extreme measures focused on virus containment. Oil prices plummeted as well, in response to slumping global demand resulting from the spread of COVID-19, and from a supply shock spurred by a price war launched on March 8 between Saudi Arabia and Russia.
In financial markets, uncertainty over the scope and duration of the pandemic crisis as well as the need for cash led to wholesale liquidations across most asset classes and a “flight-to-safety” trade that drove U.S. Treasury yields to historic lows. Bank loans and high-yield corporate bonds declined sharply in value as the outlook shifted from growth to recession, and investors anticipated a spike in defaults. The S&P/LSTA Index declined by 12.37% in March, the second-steepest monthly loss in the history of the Index. Volatility in the secondary loan market spiked to all-time highs, with March seeing both the worst and best single-day returns in the history of the loan market. March also saw a record volume of loan ratings downgrades, largely concentrated within lower-quality loans.
The unprecedented shutting down of much of the economy due to COVID-19 spurred extraordinary monetary and fiscal policy responses. First, the Fed jumped into action by dusting off its 2008/2009 policy “playbook” and rapidly rolling out a raft of programs aimed at restoring market liquidity, facilitating credit availability, and boosting investors’ confidence. The measures included reducing the benchmark federal funds rate’s target range to near zero and committing to making purchases of a broad range of fixed-income assets. On the fiscal side, as March drew to a close, the U.S. government passed a $2.2 trillion stimulus bill, followed weeks later by another aid package worth nearly $500 billion, highlighted by support for small businesses. After volatility in the markets subsided, the three-month London Interbank Offered Rate (LIBOR), which is used to re-set loan rates, eventually fell more in line with the federal funds rate, declining from 190 basis points (bps) in November 2019 to 22 bps at the end of the 12-month period, thus putting pressure on the dividend yields of loan funds. (A basis point is equal to 1/100th of a percentage point.)
The unprecedented scope and rapidity of the response from policymakers allowed the markets for riskier assets to regain the ground lost in the immediate aftermath of the COVID-19 shutdowns. The leveraged loan secondary market rebounded in April, with the S&P/LSTA Index gaining
Pioneer Floating Rate Fund | Annual Report | 10/31/20 5

4.50%, its best one-month return in more than 10 years. Loans continued to post positive returns through October, although the pace of gains eased as the 12-month period progressed.
Bank loans finished the 12-month period with a modest positive return. Within the loan market, the oil & gas, metals & mining, cosmetics, and retail segments lagged, while food products, utilities, and pharmaceuticals held up relatively well, as those sectors felt fewer effects from the economic turmoil caused by COVID-19.
Q    What factors had the biggest effects on the Fund’s performance relative to the S&P/LSTA Index during the 12-month period ended October 31, 2020?
A    One key factor in the Fund’s underperformance versus the benchmark during the 12-month period was the fact that the Fund had to maintain sufficient cash levels in order to accommodate the rapid and sizeable outflows that occurred as the COVID-19 crisis emerged in March, and which continued, albeit at a slower pace, throughout the remainder of the reporting period, whereas the benchmark had no such obligations.
While the Fund’s allocations across the various loan-market sectors contributed positively overall to relative performance over the 12-month period, the negative effects of security selection results more than offset the benefits of asset allocation. In that vein, as conditions deteriorated in the first quarter of 2020, we further emphasized quality in selecting the Fund’s loan positions. That positioning acted as a constraint on benchmark-relative performance as investors’ appetite for risk recovered in the second quarter of 2020.
In industry terms, the Fund’s selections within telecommunication services detracted from benchmark-relative returns, with a position in wireline company Windstream a notable underperformer, as Windstream filed for bankruptcy protection. Selections within health care also weighed negatively on benchmark-relative performance. Specifically, the Fund’s exposure to Alliance Healthcare Services detracted from relative returns, as the operator of imaging and outpatient centers sought to renegotiate its credit agreement in the wake of a COVID-19-driven deterioration in results. A portfolio position in PTI Holdings also lagged within health care, as the pandemic had a negative effect on physical therapy providers. An overweight allocation to aerospace/air transport,
6 Pioneer Floating Rate Fund | Annual Report | 10/31/20

historically a fundamentally sound industry, also constrained the Fund’s benchmark-relative results, as the outlook turned recessionary. Within that segment, portfolio positions in Wencor (replacement commercial airline parts manufacturer), Consolidated Precision Products (parts provider to Boeing component manufacturers), and American Airlines were the biggest individual performance detractors. An underweight to technology/electronics was another negative for the Fund’s relative returns, as market sentiment with respect to technology-oriented companies held up relatively well during the 12-month period, supported in part by the work-from-home trend. Elsewhere, individual names that detracted from the Fund’s benchmark-relative performance included gym chain 24-Hour Fitness Worldwide and retailer Men’s Wearhouse, both of which filed for bankruptcy protection.
The Fund’s modest out-of-benchmark allocation to high-yield corporate bonds constituted a meaningful drag on benchmark-relative performance. Positioning in energy was the biggest detractor within high-yield bonds, most notably the Fund’s exposure to shale-based exploration and production company Oasis Petroleum. Within finance companies, a position in aircraft lessor Aviation Capital had a negative impact on the Fund’s relative returns for the 12-month period, as the pandemic weighed on investors’ sentiment with respect to the company’s bonds.
On the positive side, selection results within business equipment and services contributed positively to the Fund’s benchmark-relative returns, as the portfolio’s holdings were generally able to navigate the pandemic successfully. Selection within mining and metals also aided relative results, while positioning in oil-and-gas loans contributed positively to the Fund’s relative performance; in particular, a focus on the loans of midstream companies such as Traverse Midstream, which provide storage, pipeline, and transportation services, and that are generally less sensitive to the price of oil, fared well during the 12-month period. Other individual names that made notable positive contributions to the Fund’s benchmark-relative results during the 12-month period included West Corp., an operator of call centers; cloud-computing company Rackspace; truck-and-engine manufacturer Navistar International; and Bass Pro Shops, a retailer of outdoor sporting goods.
The Fund’s tactical positioning with respect to index-based credit-default-swap contracts, which we have utilized in an attempt to maintain the portfolio’s credit exposure, while also seeking to maintain liquidity to
Pioneer Floating Rate Fund | Annual Report | 10/31/20 7

meet redemptions, aided relative performance as credit markets generally fared well during the period. The Fund’s level of cash holdings was somewhat elevated during the 12-month period, as we sought to mitigate the impact of market volatility and to maintain the ability to meet redemptions, given the difficult market environment which prevailed during February and March, in particular. The cash positions detracted from the Fund’s benchmark-relative performance as the market rebounded strongly in the second quarter of 2020.
Q   Did the Fund have any exposure to any derivative securities during the 12-month period ended October 31, 2020? If so, did the derivatives have any material effect on the Fund’s results?
A    As noted earlier, the Fund had exposure to index-based high-yield bond and investment-grade bond credit-default swaps during the 12-month period. The use of the derivatives aided performance by allowing the Fund to gain tactical credit exposure, while maintaining liquidity to meet shareholder redemptions.
Q    Did the Fund’s distributions** to shareholders change during the 12-month period ended October 31, 2020?
A    The Fund’s distributions decreased during the 12-month period, as LIBOR declined in conjunction with the Fed’s rate cuts, which led to a reduction in the Fund’s dividend** rate.
Q    What is your investment outlook?
A
The default rate in the loan market for the 12-month period ended October 31, 2020, increased to 4.11% by loan volume, above the historical average of slightly over 3%. The default rate by number of issuers in the market was 4.48%, also above the long-term average, but representing a decline versus more recent averages. The default rate on loans held in the Fund has remained below that of the market, given our bias toward higher-quality holdings.

Expectations for loan defaults going forward have become less extreme compared with estimates during the pandemic-induced sell-off period. Many companies within the industries that have experienced the biggest negative effects of the pandemic, such as movie theaters, fitness centers,
**    Distributions/dividends are not guaranteed.
8 Pioneer Floating Rate Fund | Annual Report | 10/31/20

and cruise lines, have been able to maintain liquidity by issuing bonds. The gaming sector has rebounded strongly, while the airline industry has benefited from a $25 billion Congressional rescue package.
Our base scenario is that continued support from policymakers in conjunction with the approval and distribution of one or more COVID-19 vaccines could promote a continued, gradual economic recovery in 2021, which in turn may lead to a decline in loan-default rates back to their long-term averages. Despite the rebound in loan valuations that we saw over the second quarter of 2020, our view is that loan spreads, at current levels, more than account for default risk, and that loan prices have the potential to support capital appreciation going forward. (Loan spreads are the interest rates over and above the LIBOR rate charged to borrowers by banks.)
The Fed’s policy of keeping the federal funds rate’s target range at near zero has put downward pressure on the LIBOR reference rate as well as on the Fund’s income-generation. While LIBOR appeared to hit a trough during the 12-month period, we have seen the new-issue loan calendar come with LIBOR floors aimed at helping to offset the low reference rates.
In this challenging environment, we have continued to maintain a focus on quality, and on the careful evaluation of the individual loans held in the Fund’s portfolio.
Pioneer Floating Rate Fund | Annual Report | 10/31/20 9

Please refer to the Schedule of Investments on pages 18–36 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Debt securities rated below investment grade are commonly referred to as “junk bonds” and are considered speculative. Below-investment-grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. The Fund may invest in high-yield securities of any rating, including securities that are in default at the time of purchase.
Securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as prevailing interest rates. Unlike fixed-rate securities, floating-rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the Fund earns on its floating-rate investments.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
These risks may increase share price volatility.
Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your advisor or Amundi for a prospectus or summary prospectus containing this information. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
10 Pioneer Floating Rate Fund | Annual Report | 10/31/20

Portfolio Summary | 10/31/20
Portfolio Diversification

(As a percentage of total investments)*

10 Largest Holdings
(As a percentage of total investments)*
1.	U.S. Treasury Bills, 11/17/20	1.72%
2.	Traverse Midstream Partners LLC, Advance Term Loan, 6.5%
	(LIBOR + 550 bps), 9/27/24	1.19
3.	Rackspace Technology Global, Inc., First Lien Term B Loan, 4.0%
	(LIBOR + 300 bps), 11/3/23	1.15
4.	Trader Corp., First Lien 2017 Refinancing Term Loan, 4.0%
	(LIBOR + 300 bps), 9/28/23	1.07
5.	U.S. Treasury Bills, 11/12/20	1.03
6.	Altice France SA, USD TLB-13 Incremental Term Loan, 4.237%
	(LIBOR + 400 bps), 8/14/26	1.00
7.	Garda World Security Corp., Initial Term Loan, 4.9% (LIBOR + 475 bps), 10/30/26	1.00
8.	Prime Security Services Borrower LLC (aka Protection 1 Security Solutions),
	First Lien 2019 Refinancing Term B-1 Loan, 4.25% (LIBOR + 325 bps), 9/23/26	0.99
9.	Parfums Holding Co., Inc., First Lien Initial Term Loan, 4.256%
	(LIBOR + 400 bps), 6/30/24	0.94
10.	Option Care Health, Inc., Term B Loan, 4.648% (LIBOR + 450 bps), 8/6/26	0.92

*
Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Pioneer Floating Rate Fund | Annual Report | 10/31/20 11

Prices and Distributions | 10/31/20
Net Asset Value per Share
Class	10/31/20	10/31/19
A	$6.28	$6.57
C	$6.34	$6.57
Y	$6.34	$6.59

Distributions per Share: 11/1/19–10/31/20
	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.2398	$ —	$ —
C	$0.1916	$ —	$ —
Y	$0.2652	$ —	$ —

Index Definitions
The S&P/LSTA Leveraged Performing Loan Index provides broad and comprehensive total return metrics of the U.S. universe of syndicated term loans. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 13–15.
12 Pioneer Floating Rate Fund | Annual Report | 10/31/20

Performance Update | 10/31/20	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Floating Rate Fund at public offering price during the periods shown, compared to that of the S&P/LSTA Leveraged Performing Loan Index.
Average Annual Total Returns
(As of October 31, 2020)

	Net	Public	S&P/LSTA
	Asset	Offering	Leveraged
	Value	Price	Performing
Period	(NAV)	(POP)	Loan Index
10 years	3.10%	2.63%	4.33%
5 years	2.56	1.62	4.23
1 year	-0.71	-5.18	2.09

Expense Ratio
(Per prospectus dated March 1, 2020,
as revised March 10, 2020, and amended
October 1, 2020)

Gross	Net
1.13%	1.05%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 4.50% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2022, for Class A shares. There can be no assurance that Amundi will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer Floating Rate Fund | Annual Report | 10/31/20 13

Performance Update | 10/31/20	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Floating Rate Fund during the periods shown, compared to that of the S&P/LSTA Leveraged Performing Loan Index.

Average Annual Total Returns
(As of October 31, 2020)

			S&P/LSTA
			Leveraged
	If	If	Performing
Period	Held	Redeemed	Loan Index
10 years	2.44%	2.44%	4.33%
5 years	1.96	1.96	4.23
1 year	-0.54	-0.54	2.09

Expense Ratio
(Per prospectus dated March 1, 2020,
as revised March 10, 2020, and amended
October 1, 2020)
Gross
1.83%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
14 Pioneer Floating Rate Fund | Annual Report | 10/31/20

Performance Update | 10/31/20	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Floating Rate Fund during the periods shown, compared to that of the S&P/LSTA Leveraged Performing Loan Index.
Average Annual Total Returns
(As of October 31, 2020)
	Net	S&P/LSTA
	Asset	Leveraged
	Value	Performing
Period	(NAV)	Loan Index
10 years	3.51%	4.33%
5 years	3.03	4.23
1 year	0.31	2.09

Expense Ratio
(Per prospectus dated March 1, 2020,
as revised March 10, 2020, and amended
October 1, 2020)
Gross	Net
0.87%	0.77%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2022, for Class Y shares. There can be no assurance that Amundi will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer Floating Rate Fund | Annual Report | 10/31/20 15

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6
(2)
Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Floating Rate Fund
Based on actual returns from May 1, 2020 through October 31, 2020.
Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 5/1/20
Ending Account	$1,078.89	$1,076.17	$1,082.09
Value (after expenses)
on 10/31/20
Expenses Paid	$5.85	$9.39	$3.72
During Period*

*
Expenses are equal to the Fund’s annualized expense ratio of 1.12%, 1.80% and 0.71% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the partial year period).

16 Pioneer Floating Rate Fund | Annual Report | 10/31/20

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Floating Rate Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2020 through October 31, 2020.
Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 5/1/20
Ending Account	$1,019.51	$1,016.09	$1,021.57
Value (after expenses)
on 10/31/20
Expenses Paid	$5.69	$9.12	$3.61
During Period*

*
Expenses are equal to the Fund’s annualized expense ratio of 1.12%, 1.80% and 0.71% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the partial year period).

Pioneer Floating Rate Fund | Annual Report | 10/31/20 17

Schedule of Investments | 10/31/20

Principal
Amount USD ($)		Value
	UNAFFILIATED ISSUERS — 98.0%
	SENIOR SECURED FLOATING RATE LOAN
	INTERESTS — 88.6% of Net Assets*(a)
	Aerospace & Defense — 4.1%
631,996	Air Canada, Replacement Term Loan, 1.897% (LIBOR +
	175 bps), 10/6/23	$ 599,343
854,371	American Airlines, Inc., 2017 Class B Term Loan, 2.148%
	(LIBOR + 200 bps), 12/15/23	710,997
2,822,619	American Airlines, Inc., 2018 Replacement Term Loan, 1.906%
	(LIBOR + 175 bps), 6/27/25	1,793,775
997,500	Delta Air Lines, Inc., Term Loan, 5.75% (LIBOR +
	475 bps), 4/29/23	996,084
976,285	Jazz Acquisition, Inc., First Lien Initial Term Loan, 4.4%
	(LIBOR + 425 bps), 6/19/26	858,723
395,000	JetBlue Airways Corp., Term Loan, 6.25% (LIBOR +
	525 bps), 6/17/24	394,048
1,300,000	MAG DS Corp., Initial Term Loan, 6.5% (LIBOR +
	550 bps), 4/1/27	1,241,500
500,000	Mileage Plus Holdings LLC (Mileage Plus Intellectual
	Property Assets, Ltd.), Initial Term Loan, 6.25%
	(LIBOR + 525 bps), 6/21/27	509,649
1,693,125	Peraton Corp. (fka MHVC Acquisition Corp.), First Lien
	Initial Term Loan, 6.25% (LIBOR +
	525 bps), 4/29/24	1,684,659
260,000	SkyMiles IP, Ltd. (Delta Air Lines, Inc.), Initial Term
	Loan, 4.75% (LIBOR + 375 bps), 10/20/27	259,594
600,000	Spirit Aerosystems, Inc. (fka Mid-Western Aircraft Systems,
	Inc. and Onex Wind Finance LP.), Initial Term
	Loan, 6.0% (LIBOR + 525 bps), 1/15/25	600,750
599,836	United AirLines, Inc., Refinanced Term Loan, 1.902% (LIBOR +
	175 bps), 4/1/24	562,774
2,304,026	WP CPP Holdings LLC, First Lien Initial Term Loan, 4.75%
	(LIBOR + 375 bps), 4/30/25	2,045,542
	Total Aerospace & Defense	$ 12,257,438
	Automobile — 4.6%
1,115,101	American Axle & Manufacturing, Inc., Tranche B Term Loan,
	3.0% (LIBOR + 225 bps), 4/6/24	$ 1,079,092
877,539	Commercial Vehicle Group, Inc. (CVG), Initial Term Loan,
	11.5% (LIBOR + 1,050 bps), 4/12/23	809,530
562,754	Dana, Inc., 2018 New Term Loan B Advance, 2.398% (LIBOR +
	225 bps), 2/27/26	554,078
188,176	Goodyear Tire & Rubber Co., Second Lien Term Loan, 2.15%
	(LIBOR + 200 bps), 3/3/25	182,139
392,857(b)	Highline Aftermarket Acquisition LLC, First Lien Term Loan,
	10/30/27	384,509
1,343,080	IXS Holdings, Inc., Initial Term Loan, 6.0% (LIBOR +
	500 bps), 3/5/27	1,331,328
2,347,563	Navistar, Inc., Tranche B Term Loan, 3.65% (LIBOR +
	350 bps), 11/6/24	2,332,010
1,436,913	Superior Industries International, Inc., Replacement Term
	Loan, 4.148% (LIBOR + 400 bps), 5/22/24	1,368,659

The accompanying notes are an integral part of these financial statements.
18 Pioneer Floating Rate Fund | Annual Report | 10/31/20

Principal
Amount USD ($)		Value
Automobile — (continued)
1,970,640	Thor Industries, Inc., Initial USD Term Loan, 3.938% (LIBOR
	+ 375 bps), 2/1/26	$ 1,960,172
2,109,161	TI Group Automotive Systems LLC, Initial US Term Loan, 4.5%
	(LIBOR + 375 bps), 12/16/24	2,103,888
1,207,917	Visteon Corp., New Term Loan, 1.913% (LIBOR +
	175 bps), 3/25/24	1,185,017
185,669	Wabash National Corp., Initial Loan, 4.0% (LIBOR +
	325 bps), 9/28/27	184,740
	Total Automobile	$ 13,475,162
Banking — 1.3%
990,000	Azalea TopCo, Inc., First Lien Initial Term Loan, 3.714%
	(LIBOR + 350 bps), 7/24/26	$ 956,279
1,629,112	EWT Holdings III Corp. (fka WTG Holdings III Corp.),
Refinancing 2020 First Lien Term Loan, 2.898%
	(LIBOR + 275 bps), 12/20/24	1,599,924
1,289,919	Nouryon Finance B.V. (aka AkzoNobel), Initial Dollar Term
	Loan, 3.145% (LIBOR + 300 bps), 10/1/25	1,253,640
	Total Banking	$ 3,809,843
Beverage, Food & Tobacco — 0.6%
761,048	Froneri International, Ltd., First Lien Facility B2, 2.398%
	(LIBOR + 225 bps), 1/29/27	$ 735,634
1,033,982	JBS USA Lux SA (fka JBS USA LLC), New Term Loan, 2.148%
	(LIBOR + 200 bps), 5/1/26	1,012,548
	Total Beverage, Food & Tobacco	$ 1,748,182
Broadcasting & Entertainment — 2.6%
1,340,735	Charter Communications Operating LLC (aka CCO Safari LLC),
	Term B-2 Loan, 1.9% (LIBOR + 175 bps), 2/1/27	$ 1,308,534
1,488,750	Creative Artists Agency LLC, Closing Date Term Loan, 3.898%
	(LIBOR + 375 bps), 11/27/26	1,434,318
1,581,456	Gray Television, Inc., Term B-2 Loan, 2.399% (LIBOR +
	225 bps), 2/7/24	1,548,641
528,021	Gray Television, Inc., Term C Loan, 2.649% (LIBOR +
	250 bps), 1/2/26	517,724
2,105,065	Sinclair Television Group, Inc., Tranche B Term Loan, 2.4%
	(LIBOR + 225 bps), 1/3/24	2,050,684
816,750	Sinclair Television Group, Inc., Tranche B-2b Term Loan,
	2.65% (LIBOR + 250 bps), 9/30/26	793,609
	Total Broadcasting & Entertainment	$ 7,653,510
Building Materials — 1.5%
1,616,578	Circor International, Inc., New Term Loan, 4.25% (LIBOR +
	325 bps), 12/11/24	$ 1,589,804
580,699	CPG International LLC (fka CPG International, Inc.), New
	Term Loan, 4.75% (LIBOR + 375 bps), 5/5/24	580,881
2,225,250	WKI Holding Co., Inc. (aka World Kitchen), Initial Loan,
	5.0% (LIBOR + 400 bps), 5/1/24	2,183,527
	Total Building Materials	$ 4,354,212

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Annual Report | 10/31/20 19

Schedule of Investments | 10/31/20 (continued)

Principal
Amount USD ($)		Value
	Buildings & Real Estate — 2.7%
994,898	American Bath Group LLC, First Lien Replacement Term
	Loan, 5.0% (LIBOR + 400 bps), 9/30/23	$ 993,965
366,591	Builders FirstSource, Inc., Refinancing Term Loan, 4.0%
	(LIBOR + 300 bps), 2/29/24	365,216
994,779	C.H.I. Overhead Doors, Inc., First Lien Third Amendment
	Initial Term Loan, 4.5% (LIBOR + 350 bps), 7/31/25	991,048
900,000(b)	PAE, Inc., Initial Term Loan, 10/19/27	891,000
994,911	Ply Gem Midco, Inc., Initial Term Loan, 3.895% (LIBOR +
	375 bps), 4/12/25	979,054
1,331,818	VICI Properties 1 LLC, Term B Loan, 1.896% (LIBOR +
	175 bps), 12/20/24	1,283,540
2,928,100	WireCo WorldGroup, Inc. (WireCo WorldGroup Finance LP),
	First Lien Initial Term Loan, 6.0% (LIBOR +
	500 bps), 9/29/23	2,573,068
	Total Buildings & Real Estate	$ 8,076,891
	Chemicals, Plastics & Rubber — 2.2%
556,329	Axalta Coating Systems Dutch Holding B BV (Axalta Coating
	Systems US Holdings, Inc.), Term B-3 Dollar Loan,
	1.97% (LIBOR + 175 bps), 6/1/24	$ 541,145
1,399,031	Core & Main LP, Initial Term Loan, 3.75% (LIBOR +
	275 bps), 8/1/24	1,364,055
220,000	Emerald Performance Materials LLC, Initial Term Loan, 5.0%
	(LIBOR + 400 bps), 8/12/25	218,900
997,475	Hexion, Inc., USD Term Loan, 3.73% (LIBOR +
	350 bps), 7/1/26	983,759
358,200	Innophos Holdings, Inc., Initial Term Loan, 3.648% (LIBOR +
	350 bps), 2/5/27	352,827
247,028	Tank Holding Corp., First Lien 2020 Refinancing Term Loan,
	3.648% (LIBOR + 350 bps/PRIME +
	250 bps), 3/26/26	239,926
2,108,040	Tronox Finance LLC, First Lien Initial Dollar Term Loan,
	3.178% (LIBOR + 300 bps), 9/23/24	2,068,514
808,391	Twist Beauty International Holdings SA, Facility B2, 4.0%
	(LIBOR + 300 bps), 4/22/24	777,065
	Total Chemicals, Plastics & Rubber	$ 6,546,191
	Computers & Electronics — 2.9%
995,000	AI Convoy (Luxembourg) S.a.r.l., Facility B, 4.5% (LIBOR +
	350 bps), 1/18/27	$ 979,765
694,619	Cornerstone OnDemand, Inc., Term Loan, 4.396% (LIBOR +
	425 bps), 4/22/27	689,236
275,000(b)	ECi Macola/MAX Holding LLC (ECI Software Solution, Inc.),
	Term Loan, 9/17/27	269,958
1,133,744	Energy Acquisition LP (aka Electrical Components
	International), First Lien Initial Term Loan,
	4.398% (LIBOR + 425 bps), 6/26/25	1,043,989
1,000,000	LogMeIn, Inc., First Lien Initial Term Loan, 4.89% (LIBOR +
	475 bps), 8/31/27	971,250
893,774	Microchip Technology, Inc., Initial Term Loan, 2.15% (LIBOR
	+ 200 bps), 5/29/25	887,816

The accompanying notes are an integral part of these financial statements.
20 Pioneer Floating Rate Fund | Annual Report | 10/31/20

Principal
Amount USD ($)		Value
Computers & Electronics — (continued)
900,000	Netsmart, Inc., First Lien Initial Term Loan, 4.75% (LIBOR +
	400 bps), 10/1/27	$ 889,594
1,267,500	Pitney Bowes, Inc., Incremental Tranche B Term Loan, 5.65%
	(LIBOR + 550 bps), 1/7/25	1,252,185
1,570,938	Ultra Clean Holdings, Inc., Term B Loan, 4.648% (LIBOR +
	450 bps), 8/27/25	1,563,083
	Total Computers & Electronics	$ 8,546,876
Consumer Nondurables — 0.5%
1,488,750	Sunshine Luxembourg VII S.a.r.l., Facility B1, 5.25% (LIBOR
	+ 425 bps), 10/1/26	$ 1,475,723
	Total Consumer Nondurables	$ 1,475,723
Consumer Services — 1.0%
2,894,556	Prime Security Services Borrower LLC (aka Protection 1
Security Solutions), First Lien 2019 Refinancing
Term B-1 Loan, 4.25% (LIBOR +
	325 bps), 9/23/26	$ 2,859,984
	Total Consumer Services	$ 2,859,984
Containers, Packaging & Glass — 1.6%
615,000	Graham Packaging Co., Inc., Initial Term Loan, 4.5% (LIBOR +
	375 bps), 8/4/27	$ 610,168
405,089	Pactiv Evergreen, Inc., Tranche B-1 US Term Loan, 2.898%
	(LIBOR + 275 bps/PRIME + 175 bps), 2/5/23	398,289
825,000	Pactiv Evergreen, Inc., Tranche B-2 US Term Loan, 3.398%
	(LIBOR + 325 bps), 2/5/26	806,438
991,179	Plastipak Holdings, Inc., Tranche B Term Loan, 2.65% (LIBOR
	+ 250 bps), 10/14/24	969,291
1,000,000	Plaze, Inc., 2020-1 Additional Term Loan, 5.25% (LIBOR +
	425 bps), 8/3/26	980,625
997,487	Pregis TopCo LLC, First Lien Initial Term Loan, 3.898%
	(LIBOR + 375 bps), 7/31/26	974,733
	Total Containers, Packaging & Glass	$ 4,739,544
Diversified & Conglomerate Manufacturing — 1.6%
2,895,713	Garda World Security Corp., Initial Term Loan, 4.9% (LIBOR +
	475 bps), 10/30/26	$ 2,892,455
1,873,212	Pelican Products, Inc., First Lien Term Loan, 4.5% (LIBOR +
	350 bps), 5/1/25	1,798,283
	Total Diversified & Conglomerate Manufacturing	$ 4,690,738
Diversified & Conglomerate Service — 8.0%
1,941,334	Albany Molecular Research, Inc., First Lien Initial Term
	Loan, 4.25% (LIBOR + 325 bps), 8/30/24	$ 1,918,038
1,496,231	Allied Universal Holdco LLC (f/k/a USAGM Holdco LLC),
Initial Term Loan, 4.398% (LIBOR +
	425 bps), 7/10/26	1,467,553
1,000,000	Camelot US Acquisition 1 Co. (aka Thomson Reuters
Intellectual Property & Science), Amendment No. 2
Incremental Term Loan, 4.0% (LIBOR +
	300 bps), 10/30/26	986,875

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Annual Report | 10/31/20 21

Schedule of Investments | 10/31/20 (continued)

Principal
Amount USD ($)		Value
	Diversified & Conglomerate Service — (continued)
2,138,142	CB Poly Investments LLC, First Lien Closing Date Term Loan,
	5.5% (LIBOR + 450 bps), 8/16/23	$ 1,833,457
479,102	Change Healthcare Holdings LLC, Closing Date Term Loan,
	3.5% (LIBOR + 250 bps), 3/1/24	468,707
1,512,902	DG Investment Intermediate Holdings 2, Inc. (aka Convergint
	Technologies Holdings LLC), First Lien Initial
	Term Loan, 3.75% (LIBOR + 300 bps), 2/3/25	1,461,842
2,272,086	DTI Holdco, Inc., Replacement B-1 Term Loan, 5.75%
	(LIBOR + 475 bps), 9/29/23	2,019,316
1,135,556	DynCorp International, Inc., Term Loan, 7.0% (LIBOR +
	600 bps), 8/18/25	1,129,878
934,807	Filtration Group Corp., Initial Dollar Term Loan, 3.148%
	(LIBOR + 300 bps), 3/31/25	911,103
1,311,085	First Brands Group LLC, First Lien Tranche B-3 Term Loan,
	8.5% (LIBOR + 750 bps), 2/2/24	1,293,058
568,006	Gates Global LLC, Initial B-2 Dollar Term Loan, 3.75%
	(LIBOR + 275 bps), 4/1/24	558,333
959,670	GHX Ultimate Parent Corp., First Lien Initial Term Loan,
	4.25% (LIBOR + 325 bps), 6/28/24	933,279
711,131	Intrado Corp., Incremental Term B-1 Loan, 4.5% (LIBOR +
	350 bps), 10/10/24	659,278
2,566,431	Intrado Corp., Initial Term B Loan, 5.0% (LIBOR +
	400 bps), 10/10/24	2,393,656
979,900	Mitchell International, Inc., First Lien Initial Term Loan,
	3.398% (LIBOR + 325 bps), 11/29/24	936,110
1,955,000	Sound Inpatient Physicians, Inc., First Lien Initial Term
	Loan, 2.898% (LIBOR + 275 bps), 6/27/25	1,915,085
500,000	Sound Inpatient Physicians, Inc., Second Lien Initial Term
	Loan, 6.898% (LIBOR + 675 bps), 6/26/26	489,167
2,895,000	Team Health Holdings, Inc., Initial Term Loan, 3.75% (LIBOR
	+ 275 bps), 2/6/24	2,366,662
	Total Diversified & Conglomerate Service	$ 23,741,397
	Electric & Electrical — 1.1%
3,408,549	Rackspace Technology Global, Inc., First Lien Term B Loan,
	4.0% (LIBOR + 300 bps), 11/3/23	$ 3,339,430
	Total Electric & Electrical	$ 3,339,430
	Electronics — 1.0%
698,250	BY Crown Parent LLC, Initial B-1 Term Loan, 4.0% (LIBOR +
	300 bps), 2/2/26	$ 683,412
2,574,148	Scientific Games International, Inc., Initial Term B-5 Loan,
	2.898% (LIBOR + 275 bps), 8/14/24	2,400,995
	Total Electronics	$ 3,084,407
	Entertainment & Leisure — 0.3%
748,125	Carnival Corp., Initial Advance, 8.5% (LIBOR +
	750 bps), 6/30/25	$ 753,736
	Total Entertainment & Leisure	$ 753,736

The accompanying notes are an integral part of these financial statements.
22 Pioneer Floating Rate Fund | Annual Report | 10/31/20

Principal
Amount USD ($)		Value
	Environmental Services — 0.6%
1,838,804	GFL Environmental, Inc., Effective Date Incremental Term
	Loan, 4.0% (LIBOR + 300 bps), 5/30/25	$ 1,824,849
	Total Environmental Services	$ 1,824,849
	Financial Services — 2.5%
1,857,250	Blackhawk Network Holdings, Inc., First Lien Term Loan,
	3.148% (LIBOR + 300 bps), 6/15/25	$ 1,746,744
798,000	Cardtronics USA, Inc., Initial Term Loan, 5.0% (LIBOR +
	400 bps), 6/29/27	798,998
600,000(b)	EFS Cogen Holdings I LLC, Term Loan B Advance, 10/1/27	596,250
1,830,441	Everi Payments, Inc., Term B Loan, 3.75% (LIBOR +
	275 bps), 5/9/24	1,769,234
2,481,856	Vistra Group Holdings (BVI) II, Ltd., First Lien 2020 Dollar
	Term Loan, 4.75% (LIBOR + 375 bps), 10/27/25	2,441,525
	Total Financial Services	$ 7,352,751
	Forest Products – 0.9%
1,050,000(b)	Chobani LLC, Term Loan B, 10/20/27	$ 1,043,963
1,697,365	ProAmpac PG Borrower LLC, First Lien Initial Term
	Loan, 5.442% (LIBOR + 350 bps/PRIME +
	250 bps), 11/20/23	1,683,574
	Total Forest Products	$ 2,727,537
	Healthcare & Pharmaceuticals — 4.7%
1,083,314	Alkermes, Inc., 2023 Term Loan, 2.4% (LIBOR +
	225 bps), 3/27/23	$ 1,077,897
2,449,250	Alphabet Holding Co., Inc. (aka Nature’s Bounty), First Lien
	Initial Term Loan, 3.648% (LIBOR +
	350 bps), 9/26/24	2,377,303
990,000	Curium BidCo S.a.r.l., Facility B, 3.97% (LIBOR +
	375 bps), 7/9/26	965,250
1,749,855	Endo Luxembourg Finance Co. I S.a.r.l., Initial Term Loan,
	5.0% (LIBOR + 425 bps), 4/29/24	1,674,611
2,342,509	Kindred Healthcare LLC, Closing Date Term Loan, 5.188%
	(LIBOR + 500 bps), 7/2/25	2,333,725
997,500	Loire UK Midco 3, Ltd., Facility B, 3.648% (LIBOR +
	350 bps), 4/21/27	963,834
1,420,644	NMN Holdings III Corp., First Lien Closing Date Term Loan,
	3.648% (LIBOR + 350 bps), 11/13/25	1,370,922
304,471	NMN Holdings III Corp., First Lien Delayed Draw Term Loan,
	3.648% (LIBOR + 350 bps), 11/13/25	293,814
1,427,825	Sotera Health Holdings LLC, First Lien Initial Term Loan,
	5.5% (LIBOR + 450 bps), 12/11/26	1,426,486
1,492,500	Upstream Newco, Inc., First Lien Initial Term Loan, 4.648%
	(LIBOR + 450 bps), 11/20/26	1,455,188
	Total Healthcare & Pharmaceuticals	$ 13,939,030
	Healthcare, Education & Childcare — 5.4%
649,215	Alliance HealthCare Services, Inc., First Lien Initial Term
	Loan, 5.5% (LIBOR + 450 bps), 10/24/23	$ 594,032
500,000	Alliance HealthCare Services, Inc., Second Lien Initial Term
	Loan, 12.0% (LIBOR + 1,100 bps), 4/24/24	228,750

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Annual Report | 10/31/20 23

Schedule of Investments | 10/31/20 (continued)

Principal
Amount USD ($)		Value
	Healthcare, Education & Childcare — (continued)
756,687	ATI Holdings Acquisition, Inc., First Lien Initial Term
	Loan, 4.5% (LIBOR + 350 bps), 5/10/23	$ 714,312
800,000	Bausch Health Cos., Inc. (fka Valeant Pharmaceuticals
	International, Inc.), First Incremental Term
	Loan, 2.899% (LIBOR + 275 bps), 11/27/25	781,666
1,259,037	Bausch Health Cos., Inc. (fka Valeant Pharmaceuticals
	International, Inc.), Initial Term Loan, 3.149%
	(LIBOR + 300 bps), 6/2/25	1,231,692
750,000	Brightspring Health Services, Term Loan, 3.893% (LIBOR +
	375 bps), 3/5/26	738,125
450,000(b)	CNT Holdings I Corp., First Lien Term Loan Facility,
	10/16/27	445,500
744,375	FC Compassus LLC, Initial Term Loan, 6.0% (LIBOR +
	500 bps), 12/31/26	736,001
1,818,280	Gentiva Health Services, Inc., First Lien Term B Loan,
	3.438% (LIBOR + 325 bps), 7/2/25	1,784,188
2,472,191	KUEHG Corp. (fka KC MergerSub, Inc.) (aka KinderCare),
	Term B-3 Loan, 4.75% (LIBOR + 375 bps), 2/21/25	2,270,089
979,852	Life Time Fitness, Inc., 2017 Refinancing Term Loan, 3.75%
	(LIBOR + 275 bps), 6/10/22	907,063
708,793	LifePoint Health, Inc. (fka Regionalcare Hospital Partners
	Holdings, Inc.), First Lien Term B Loan, 3.898%
	(LIBOR + 375 bps), 11/16/25	689,302
1,000,000	Milano Acquisition Corp., First Lien Term B Loan, 4.75%
	(LIBOR + 400 bps), 10/1/27	984,375
911,952	Quorum Health Corp., Term Loan, 9.25% (LIBOR +
	825 bps), 4/29/25	849,825
1,599,323	Select Medical Corp., Tranche B Term Loan, 2.78% (LIBOR +
	250 bps), 3/6/25	1,564,338
1,485,000	U.S. Renal Care, Inc., Initial Term Loan, 5.188% (LIBOR +
	500 bps), 6/26/26	1,428,941
	Total Healthcare, Education & Childcare	$ 15,948,199
	Home Furnishings — 0.2%
500,000(b)	Weber-Stephen Products LLC, Initial Term B Loan, 10/30/27	$ 495,365
	Total Home Furnishings	$ 495,365
	Hotel, Gaming & Leisure — 3.4%
825,177	1011778 B.C. Unlimited Liability Co. (New Red Finance, Inc.)
	(aka Burger King/Tim Hortons), Term B-4 Loan,
	1.898% (LIBOR + 175 bps), 11/19/26	$ 794,404
687,782	Boyd Gaming Corp., Refinancing Term B Loan, 2.344% (LIBOR +
	225 bps), 9/15/23	670,265
1,492,327	Caesars Resort Collection LLC, Term B Loan, 2.898% (LIBOR +
	275 bps), 12/23/24	1,403,410
1,000,000	Caesars Resort Collection LLC, Term B-1 Loan, 4.649% (LIBOR
	+ 450 bps), 7/21/25	969,792
572,395	Flutter Entertainment plc, USD Term Loan, 3.72% (LIBOR +
	350 bps), 7/10/25	573,014
1,988,809	Golden Nugget, Inc. (aka Landry’s, Inc.), Initial B Term
	Loan, 3.25% (LIBOR + 250 bps), 10/4/23	1,763,686

The accompanying notes are an integral part of these financial statements.
24 Pioneer Floating Rate Fund | Annual Report | 10/31/20

Principal
Amount USD ($)		Value
	Hotel, Gaming & Leisure — (continued)
1,182,068	Marriott Ownership Resorts, Inc., 2019 Refinancing Term
	Loan, 1.898% (LIBOR + 175 bps), 8/29/25	$ 1,128,874
1,463,826	Penn National Gaming, Inc., Term B-1 Facility Loan, 3.0%
	(LIBOR + 225 bps), 10/15/25	1,416,023
1,398,649	Spectacle Gary Holdings LLC, Closing Date Term Loan, 11.0%
	(LIBOR + 900 bps), 12/23/25	1,326,094
	Total Hotel, Gaming & Leisure	$ 10,045,562
	Insurance — 2.8%
448,875	AqGen Ascensus, Inc., First Lien Seventh Amendment
	Replacement Term Loan, 5.0% (LIBOR +
	400 bps), 12/3/26	$ 443,264
1,831,366	Asurion LLC (fka Asurion Corp.), New B-7 Term Loan, 3.148%
	(LIBOR + 300 bps), 11/3/24	1,799,317
1,540,265	Confie Seguros Holding II Co., Term B Loan, 5.75% (LIBOR +
	475 bps), 4/19/22	1,486,356
1,384,753	Integro Parent, Inc., First Lien Initial Term Loan, 6.75%
	(LIBOR + 575 bps), 10/31/22	1,363,982
727,019	MPH Acquisition Holdings LLC, Initial Term Loan, 3.75%
	(LIBOR + 275 bps), 6/7/23	718,840
750,000	Navicure, Inc., First Lien 2020 Incremental Term Loan, 4.75%
	(LIBOR + 400 bps), 10/22/26	739,688
987,500	Sedgwick Claims Management Services, Inc. (Lightning
	Cayman Merger Sub, Ltd.), 2019 Term Loan, 4.148% (LIBOR
	+ 400 bps), 9/3/26	962,283
850,673	USI, Inc. (fka Compass Investors, Inc.), 2017 New Term Loan,
	3.22% (LIBOR + 300 bps), 5/16/24	821,431
	Total Insurance	$ 8,335,161
	Leasing — 1.3%
1,257,760	Avolon TLB Borrower 1 (US) LLC, Term B-4 Loan, 2.25%
	(LIBOR + 150 bps), 2/12/27	$ 1,205,485
825,227	Fly Funding II S.a.r.l., Replacement Loan, 1.99% (LIBOR +
	175 bps), 8/11/25	720,011
600,000	Fly Funding II S.a.r.l., Term Loan B, 6.237% (LIBOR +
	600 bps), 10/8/25	579,000
1,516,125	IBC Capital I, Ltd. (aka Goodpack, Ltd.), First Lien Tranche
	B-1 Term Loan, 3.983% (LIBOR +
	375 bps), 9/11/23	1,458,638
	Total Leasing	$ 3,963,134
	Leisure & Entertainment — 0.7%
1,275,301(b)(c)	24 Hour Fitness Worldwide, Inc., Term Loan (LIBOR +
	350 bps), 5/30/25	$ 48,143
920,345	CityCenter Holdings LLC, Term B Loan, 3.0% (LIBOR +
	225 bps), 4/18/24	867,655
1,487,659	Fitness International LLC, Term B Loan, 4.25% (LIBOR +
	325 bps), 4/18/25	1,097,148
	Total Leisure & Entertainment	$ 2,012,946

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Annual Report | 10/31/20 25

Schedule of Investments | 10/31/20 (continued)

Principal
Amount USD ($)		Value
	Machinery — 3.1%
733,461	Blount International, Inc., New Refinancing Term Loan, 4.75%
	(LIBOR + 375 bps), 4/12/23	$ 731,513
1,702,857	CTC AcquiCo GmbH, Facility B2, 3.256% (LIBOR +
	300 bps), 3/7/25	1,617,714
1,206,385	Gardner Denver, Inc., 2020 GDI Tranche B-2 Dollar Term Loan,
	1.898% (LIBOR + 175 bps), 3/1/27	1,168,685
497,500	Ingersoll-Rand Services Co., 2020 Spinco Tranche B-1 Dollar
	Term Loan, 1.898% (LIBOR + 175 bps), 3/1/27	481,953
2,233,125	MHI Holdings LLC, Initial Term Loan, 5.148% (LIBOR +
	500 bps), 9/21/26	2,214,981
62,609	NN, Inc., Tranche B Term Loan, 6.5% (LIBOR +
	575 bps), 10/19/22	62,100
1,092,515	Shape Technologies Group, Inc., Initial Term Loan, 3.149%
	(LIBOR + 300 bps), 4/21/25	836,684
348,739	Terex Corp., Incremental US Term Loan, 2.75% (LIBOR +
	200 bps), 1/31/24	339,149
1,946,741	Welbilt, Inc. (fka Manitowoc Foodservice, Inc.), Term B
	Loan, 2.648% (LIBOR + 250 bps), 10/23/25	1,791,002
	Total Machinery	$ 9,243,781
	Media — 2.6%
2,982,253	Altice France SA, USD TLB-13 Incremental Term Loan, 4.237%
	(LIBOR + 400 bps), 8/14/26	$ 2,902,478
714,567	CSC Holdings LLC (fka CSC Holdings, Inc. (Cablevision)),
	March 2017 Refinancing Term Loan, 2.398% (LIBOR +
	225 bps), 7/17/25	691,522
2,582,899	CSC Holdings LLC (fka CSC Holdings, Inc. (Cablevision)),
	October 2018 Incremental Term Loan, 2.398% (LIBOR +
	225 bps), 1/15/26	2,497,111
343,033	CSC Holdings LLC (fka CSC Holdings, Inc. (Cablevision)),
	September 2019 Initial Term Loan, 2.648% (LIBOR +
	250 bps), 4/15/27	332,813
460,029	Diamond Sports Group LLC, Term Loan, 3.4% (LIBOR +
	325 bps), 8/24/26	287,949
1,015,000	Ziggo Financing Partnership, Term Loan I Facility, 2.648%
	(LIBOR + 250 bps), 4/30/28	975,951
	Total Media	$ 7,687,824
	Metals & Mining — 1.9%
1,046,357	Atkore International, Inc., First Lien Initial Incremental
	Term Loan, 3.75% (LIBOR + 275 bps), 12/22/23	$ 1,043,480
1,751,537	BWay Holding Co., Initial Term Loan, 3.48% (LIBOR +
	325 bps), 4/3/24	1,643,161
2,209,278	Phoenix Services International LLC, Term B Loan, 4.75%
	(LIBOR + 375 bps), 3/1/25	2,120,906
745,699	TMS International Corp. (aka Tube City IMS Corp.), Term B-2
	Loan, 3.75% (LIBOR + 275 bps), 8/14/24	719,599
	Total Metals & Mining	$ 5,527,146

The accompanying notes are an integral part of these financial statements.
26 Pioneer Floating Rate Fund | Annual Report | 10/31/20

Principal
Amount USD ($)		Value
	Oil & Gas — 2.3%
1,965,000	Centurion Pipeline Co. LLC (fka Lotus Midstream LLC),
	Initial Term Loan, 3.398% (LIBOR +
	325 bps), 9/29/25	$ 1,933,069
2,521	Delek US Holdings, Inc., Initial Term Loan, 2.398% (LIBOR +
	225 bps), 3/31/25	2,380
1,347,500	NorthRiver Midstream Finance LP, Initial Term B Loan, 3.475%
	(LIBOR + 325 bps), 10/1/25	1,269,457
423,349	Summit Midstream Partners Holdings LLC, Term Loan Credit
	Facility, 7.0% (LIBOR + 600 bps), 5/13/22	93,136
3,723,692	Traverse Midstream Partners LLC, Advance Term Loan, 6.5%
	(LIBOR + 550 bps), 9/27/24	3,455,277
	Total Oil & Gas	$ 6,753,319
	Personal, Food & Miscellaneous Services — 2.1%
970,051	IRB Holding Corp. (aka Arby’s/Buffalo Wild Wings), 2020
	Replacement Term B Loan, 3.75% (LIBOR +
	275 bps), 2/5/25	$ 925,532
2,729,375	Option Care Health, Inc., Term B Loan, 4.648% (LIBOR +
	450 bps), 8/6/26	2,673,082
2,800,479	Parfums Holding Co., Inc., First Lien Initial Term Loan,
	4.256% (LIBOR + 400 bps), 6/30/24	2,719,965
	Total Personal, Food & Miscellaneous Services	$ 6,318,579
	Printing & Publishing — 1.7%
1,243,750	Nielsen Finance LLC, Dollar Term B-5 Loan, 4.75% (LIBOR +
	375 bps), 6/4/25	$ 1,243,750
607,376	Red Ventures LLC (New Imagitas, Inc.), First Lien Term B-2
	Loan, 2.648% (LIBOR + 250 bps), 11/8/24	586,009
3,149,888	Trader Corp., First Lien 2017 Refinancing Term Loan, 4.0%
	(LIBOR + 300 bps), 9/28/23	3,102,640
	Total Printing & Publishing	$ 4,932,399
	Professional & Business Services — 4.3%
543,351	Alion Science & Technology Corp., First Lien Replacement
	Term Loan, 4.75% (LIBOR + 375 bps), 7/23/24	$ 542,672
1,400,000(b)	Amentum Government Services Holdings LLC, Incremental
	Term Loan, 1/29/27	1,373,750
992,500	APi Group DE, Inc., Initial Term Loan, 2.648% (LIBOR +
	250 bps), 10/1/26	973,581
994,950	athenahealth, Inc., First Lien Term B Loan, 4.75% (LIBOR +
	450 bps), 2/11/26	976,294
1,000,000(b)	Avantor, Inc., Term Loan B, 10/29/27	993,750
1,984,975	Clear Channel Outdoor Holdings, Inc., Term B Loan, 3.714%
	(LIBOR + 350 bps), 8/21/26	1,817,906
976,608	Elanco Animal Health, Inc., Term Loan, 1.899% (LIBOR +
	175 bps), 8/1/27	956,901
1,259,716	Pre-Paid Legal Services, Inc. (aka LegalShield), First Lien
	Initial Term Loan, 3.398% (LIBOR +
	325 bps), 5/1/25	1,219,957
250,000(b)	Pre-Paid Legal Services, Inc. (aka LegalShield), Incremental
	Term Loan, 5/1/25	246,250

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Annual Report | 10/31/20 27

Schedule of Investments | 10/31/20 (continued)

Principal
Amount USD ($)		Value
	Professional & Business Services — (continued)
964,193	SIWF Holdings, Inc. (aka Spring Window Fashions), First Lien
	Initial Term Loan, 4.398% (LIBOR +
	425 bps), 6/15/25	$ 925,625
374,063	STG-Fairway Holdings LLC, First Lien Term Facility, 3.398%
	(LIBOR + 325 bps), 1/31/27	364,150
615,000	Tosca Services LLC, First Lien Term Loan, 5.25% (LIBOR +
	425 bps), 8/18/27	613,847
1,799,179	Verscend Holding Corp., Term B Loan, 4.648% (LIBOR +
	450 bps), 8/27/25	1,769,192
	Total Professional & Business Services	$ 12,773,875
	Retail — 3.0%
2,193,664	Bass Pro Group LLC, Initial Term Loan, 5.75% (LIBOR +
	500 bps), 9/25/24	$ 2,188,789
1,860,938	Dealer Tire LLC, Term B-1 Loan, 4.398% (LIBOR +
	425 bps), 12/12/25	1,816,740
800,000	Harbor Freight Tools USA, Inc., Initial Loan, 4.0% (LIBOR +
	325 bps), 10/19/27	789,687
1,634,787	Michaels Stores, Inc., 2020 Refinancing Term B Loan, 4.25%
	(LIBOR + 350 bps), 10/1/27	1,610,266
848,348	PetSmart, Inc., Amended Loan, 4.5% (LIBOR +
	350 bps), 3/11/22	841,341
582,090(b)	Service Logic Acquisition, Inc., Closing Date Initial Term
	Loan, 10/29/27	579,907
691,250	Staples, Inc., 2019 Refinancing New Term B-2 Loan, 4.751%
	(LIBOR + 450 bps), 9/12/24	641,134
500,000(b)	Trugreen, Ltd. Partnership, Term Loan, 10/29/27	497,500
	Total Retail	$ 8,965,364
	Securities & Trusts — 0.1%
193,282	Stonepeak Lonestar Holdings LLC, Initial Term Loan, 4.718%
	(LIBOR + 450 bps), 10/19/26	$ 191,953
	Total Securities & Trusts	$ 191,953
	Telecommunications — 3.7%
2,279,009	CenturyLink, Inc., Term B Loan, 2.398% (LIBOR +
	225 bps), 3/15/27	$ 2,198,207
1,736,842	Commscope, Inc., Initial Term Loan, 3.398% (LIBOR +
	325 bps), 4/6/26	1,679,092
700,000	Consolidated Communications, Inc., Initial Term Loan, 5.75%
	(LIBOR + 475 bps), 10/2/27	694,750
535,000	Frontier Communications Corp., Initial Term Loan, 5.75%
	(LIBOR + 475 bps), 10/8/21	529,650
1,973,981	Level 3 Financing, Inc., Tranche B 2027 Term Loan, 1.898%
	(LIBOR + 175 bps), 3/1/27	1,905,596
1,045,876	Virgin Media Bristol LLC, N Facility, 2.648% (LIBOR +
	250 bps), 1/31/28	1,011,957
350,000(b)	Virgin Media Bristol LLC, Term Loan Q, 1/31/29	344,125
698,250	Windstream Services II LLC, Initial Term Loan, 7.25% (LIBOR
	+ 625 bps), 9/21/27	661,592

The accompanying notes are an integral part of these financial statements.
28 Pioneer Floating Rate Fund | Annual Report | 10/31/20

Principal
Amount USD ($)		Value
	Telecommunications — (continued)
2,324,550	Xplornet Communications, Inc., Initial Term Loan, 4.898%
	(LIBOR + 475 bps), 6/10/27	$ 2,282,901
	Total Telecommunications	$ 11,307,870
	Textile & Apparel — 0.9%
1,469,542	Adient US LLC, Initial Term Loan, 4.422% (LIBOR +
	425 bps), 5/6/24	$ 1,414,434
900,000	Ahead Data Blue LLC, Term Loan B, 6.0% (LIBOR +
	500 bps), 10/18/27	865,125
300,000	Canada Goose, Inc., 2020 Refinancing Term Loan, 5.0%
	(LIBOR + 425 bps), 10/7/27	298,406
	Total Textile & Apparel	$ 2,577,965
	Transportation — 0.7%
1,473,750	Envision Healthcare Corp., Initial Term Loan, 3.898% (LIBOR
	+ 375 bps), 10/10/25	$ 1,060,732
497,500	Genesee & Wyoming, Inc., Initial Term Loan, 2.22% (LIBOR +
	200 bps), 12/30/26	487,705
547,234	Syncreon Group BV, Second Out Term Loan, 7.0% (LIBOR +
	600 bps), 4/1/25	517,136
	Total Transportation	$ 2,065,573
	Utilities — 2.1%
704,439	Calpine Construction Finance Co., LP, Term B Loan, 2.148%
	(LIBOR + 200 bps), 1/15/25	$ 685,067
798,877	Compass Power Generation LLC, Tranche B-1 Term Loan,
	4.5% (LIBOR + 350 bps), 12/20/24	784,896
1,519,890	Eastern Power LLC (Eastern Covert Midco LLC) (aka TPF II LC
	LLC), Term Loan, 4.75% (LIBOR +
	375 bps), 10/2/25	1,512,693
490,766	Edgewater Generation LLC, Term Loan, 3.898% (LIBOR +
	375 bps), 12/13/25	475,552
798,000	Hamilton Projects Acquiror LLC, Term Loan, 5.75% (LIBOR +
	475 bps), 6/17/27	797,003
997,500	PG&E Corp., Term Loan, 5.5% (LIBOR + 450 bps), 6/23/25	991,889
932,346	Vistra Operations Co. LLC (fka Tex Operations Co. LLC),
	2018 Incremental Term Loan, 1.898% (LIBOR +
	175 bps), 12/31/25	912,534
	Total Utilities	$ 6,159,634
	TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
	(Cost $272,237,956)	$262,303,080

Shares
COMMON STOCK — 0.0% of Net Assets†
Specialty Retail — 0.0%†
54,675+^(d)	Targus Cayman SubCo., Ltd.	$ 72,171
	Total Specialty Retail	$ 72,171
TOTAL COMMON STOCK
	(Cost $138,985)	$ 72,171

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Annual Report | 10/31/20 29

Schedule of Investments | 10/31/20 (continued)

Principal
Amount USD ($)		Value
ASSET BACKED SECURITY — 0.3% of Net
Assets(a)
875,000(a)	Palmer Square Loan Funding, Ltd., Series 2018-1A,
Class D, 4.187% (3 Month USD LIBOR +
	395 bps), 4/15/26 (144A)	$ 802,207
TOTAL ASSET BACKED SECURITY
	(Cost $875,000)	$ 802,207
COMMERCIAL MORTGAGE-BACKED SECURITIES —
0.5% of Net Assets
499,803(a)	FREMF Mortgage Trust, Series 2020-KF74, Class C, 6.378%
	(1 Month USD LIBOR + 623 bps), 1/25/27 (144A)	$ 481,379
500,000(a)	FREMF Mortgage Trust, Series 2020-KF83, Class C, 9.148%
	(1 Month USD LIBOR + 900 bps), 7/25/30 (144A)	509,317
625,000(a)	Morgan Stanley Capital I Trust, Series 2019-BPR,
Class D, 4.148% (1 Month USD LIBOR +
	400 bps), 5/15/36 (144A)	494,415
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $1,652,661)	$ 1,485,111
CORPORATE BONDS — 4.8% of Net Assets
Banks — 0.3%
1,000,000(e)(f)	Citigroup, Inc., 4.7% (SOFRRATE + 323 bps)	$ 978,125
	Total Banks	$ 978,125
Beverages — 0.1%
359,000	Pernod Ricard SA, 4.45%, 1/15/22 (144A)	$ 375,779
	Total Beverages	$ 375,779
Chemicals — 0.3%
500,000	Olin Corp., 5.625%, 8/1/29	$ 516,870
376,000	Rain CII Carbon LLC/CII Carbon Corp., 7.25%, 4/1/25 (144A)	370,833
	Total Chemicals	$ 887,703
Commercial Services — 0.6%
500,000	Allied Universal Holdco LLC/Allied Universal Finance Corp.,
	9.75%, 7/15/27 (144A)	$ 533,260
1,000,000	APX Group, Inc., 6.75%, 2/15/27 (144A)	1,042,500
	Total Commercial Services	$ 1,575,760
Diversified Financial Services — 0.5%
1,000,000	Avation Capital SA, 6.5%, 5/15/21 (144A)	$ 630,000
440,000	Nationstar Mortgage Holdings, Inc., 5.5%, 8/15/28 (144A)	438,900
385,000	Nationstar Mortgage Holdings, Inc., 9.125%, 7/15/26 (144A)	411,707
	Total Diversified Financial Services	$ 1,480,607
Environmental Control — 0.3%
925,000	Covanta Holding Corp., 5.0%, 9/1/30	$ 941,188
	Total Environmental Control	$ 941,188
The accompanying notes are an integral part of these financial statements.
30 Pioneer Floating Rate Fund | Annual Report | 10/31/20

Principal
Amount USD ($)		Value
Healthcare-Services — 0.1%
145,000	Molina Healthcare, Inc., 4.375%, 6/15/28 (144A)	$ 148,625
	Total Healthcare-Services	$ 148,625
Housewares — 0.0%†
70,000	CD&R Smokey Buyer, Inc., 6.75%, 7/15/25 (144A)	$ 73,850
	Total Housewares	$ 73,850
Iron/Steel — 0.2%
625,000	Carpenter Technology Corp., 6.375%, 7/15/28	$ 655,603
	Total Iron/Steel	$ 655,603
Lodging — 0.3%
1,000,000	Station Casinos LLC, 4.5%, 2/15/28 (144A)	$ 947,500
	Total Lodging	$ 947,500
Mining — 0.1%
390,000	Hudbay Minerals, Inc., 6.125%, 4/1/29 (144A)	$ 398,775
	Total Mining	$ 398,775
Oil & Gas — 0.3%
1,000,000	Indigo Natural Resources LLC, 6.875%, 2/15/26 (144A)	$ 982,500
	Total Oil & Gas	$ 982,500
Oil & Gas Services — 0.1%
1,000,000	FTS International, Inc., 6.25%, 5/1/22	$ 280,000
	Total Oil & Gas Services	$ 280,000
Pharmaceuticals — 0.3%
1,000,000	Teva Pharmaceutical Finance Netherlands III BV,
	6.0%, 4/15/24	$ 1,005,675
	Total Pharmaceuticals	$ 1,005,675
Pipelines — 0.3%
760,000	Cheniere Energy, Inc., 4.625%, 10/15/28 (144A)	$ 784,700
	Total Pipelines	$ 784,700
REITs — 0.3%
750,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital
	LLC, 7.875%, 2/15/25 (144A)	$ 795,725
	Total REITs	$ 795,725
Retail — 0.2%
205,000	Asbury Automotive Group, Inc., 4.5%, 3/1/28 (144A)	$ 208,587
221,000	Asbury Automotive Group, Inc., 4.75%, 3/1/30 (144A)	228,183
95,000	L Brands, Inc., 6.625%, 10/1/30 (144A)	99,750
	Total Retail	$ 536,520
Software — 0.1%
160,000	Black Knight InfoServ LLC, 3.625%, 9/1/28 (144A)	$ 162,000
	Total Software	$ 162,000

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Annual Report | 10/31/20 31

Schedule of Investments | 10/31/20 (continued)

Principal
Amount USD ($)		Value
Transportation — 0.4%
1,371,933(a)	Golar LNG Partners LP, 8.38% (3 Month USD LIBOR +
	810 bps), 11/15/22 (144A)	$ 1,124,990
	Total Transportation	$ 1,124,990
TOTAL CORPORATE BONDS
	(Cost $15,278,475)	$ 14,135,625
INSURANCE-LINKED SECURITIES — 1.1% of
Net Assets#
Event Linked Bond — 0.1%
Windstorm — U.S. Regional — 0.1%
250,000(a)	Matterhorn Re, 7.086% (3 Month U.S. Treasury Bill +
	700 bps), 12/7/21 (144A)	$ 254,925
	Total Event Linked Bond	$ 254,925

Face
Amount USD ($)
	Collateralized Reinsurance — 0.0%†
	Multiperil – Worldwide — 0.0%†
12,000+(g)	Limestone Re 2016-1, 8/31/21	$ 196
300,000+(d)(g)	Resilience Re, 4/6/21	30
		$ 226
	Windstorm – Florida — 0.0%†
300,000+(d)(g)	Formby Re 2018, 2/28/21	$ 53,075
	Total Collateralized Reinsurance	$ 53,301
	Reinsurance Sidecars — 1.0%
	Multiperil – U.S. — 0.0%†
600,000+(d)(g)	Carnoustie Re 2017, 11/30/21	$ 79,080
400,000+(d)(i)	Harambee Re 2018, 12/31/21	3,280
400,000+(i)	Harambee Re 2019, 12/31/22	4,600
		$ 86,960
	Multiperil – Worldwide — 1.0%
4,860+(i)	Alturas Re 2019-2, 3/10/22	$ 25,934
395,000+(d)(i)	Alturas Re 2020-2, 3/10/23	436,357
250,000+(d)(g)	Bantry Re, 2016, 3/31/21	20,150
1,635,886+(d)(g)	Berwick Re 2018-1, 12/31/21	199,087
739,764+(d)(g)	Berwick Re 2019-1, 12/31/22	88,402
30,000+(g)	Eden Re II, 3/22/22 (144A)	20,655
5,700+(d)(g)	Eden Re II, 3/22/23 (144A)	48,929
500,000+(d)(g)	Eden Re II, 3/22/24 (144A)	562,000
350,000+(d)(g)	Gleneagles Re 2016, 11/30/20	10,920
700,000+(d)(i)	Lorenz Re 2018, 7/1/21	19,180
400,000+(d)(g)	Merion Re 2018-2, 12/31/21	444,247
600,000+(d)(g)	Pangaea Re 2018-1, 12/31/21	12,633

The accompanying notes are an integral part of these financial statements.
32 Pioneer Floating Rate Fund | Annual Report | 10/31/20

Face
Amount USD ($)
	Multiperil – Worldwide — (continued)
600,000+(d)(g)	Pangaea Re 2018-3, 7/1/22	$ 12,446
491,548+(d)(g)	Pangaea Re 2019-1, 2/1/23	10,243
441,188+(d)(g)	Pangaea Re 2019-3, 7/1/23	15,870
486,388+(d)(g)	Pangaea Re 2020-1, 2/1/24	529,202
150,000+(d)(g)	Sector Re V, 12/1/23 (144A)	50,079
100,000+(d)(g)	Sector Re V, 12/1/24 (144A)	111,139
600,000+(d)(g)	St. Andrews Re 2017-1, 2/1/21	40,680
695,194+(d)(g)	St. Andrews Re 2017-4, 6/1/21	68,407
253,645+(d)(g)	Woburn Re 2018, 12/31/21	23,370
74,914+(d)(g)	Woburn Re 2019, 12/31/22	25,526
		$ 2,775,456
	Total Reinsurance Sidecars	$ 2,862,416
	TOTAL INSURANCE-LINKED SECURITIES
	(Cost $3,460,799)	$ 3,170,642
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS —
	2.7% of Net Assets
3,000,000(h)	U.S. Treasury Bills, 11/12/20	$ 2,999,940
5,000,000(h)	U.S. Treasury Bills, 11/17/20	4,999,850
	TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
	(Cost $7,999,768)	$ 7,999,790
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 98.0%
	(Cost $301,643,644)	$289,968,626
	OTHER ASSETS AND LIABILITIES — 2.0%	$ 5,955,180
	NET ASSETS — 100.0%	$295,923,806

bps                Basis Points.
FREMF          Freddie Mac Multifamily Fixed-Rate Mortgage Loans.
LIBOR            London Interbank Offered Rate.
PRIME U.S.   Federal Funds Rate.
REIT Real      Estate Investment Trust.
SOFRRATE   Secured Overnight Financing Rate.
(144A)            Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2020, the value of these securities amounted to $13,093,204, or 4.4% of net assets.
†                   Amount rounds to less than 0.1%.
*                     Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at October 31, 2020.
The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Annual Report | 10/31/20 33

Schedule of Investments | 10/31/20 (continued)
+	Security that used significant unobservable inputs to determine its value.
^	Security is valued using fair value methods (other than supplied by independent pricing services).
(a)	Floating rate note. Coupon rate, reference index and spread shown at October 31, 2020.
(b)	This term loan will settle after October 31, 2020, at which time the interest rate will be determined.
(c)	Security is in default.
(d)	Non-income producing security.
(e)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at October 31, 2020.
(f)	Security is perpetual in nature and has no stated maturity date.
(g)	Issued as participation notes.
(h)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(i)	Issued as preference shares.
#	Securities are restricted as to resale.

Restricted Securities	Acquisition date	Cost	Value
Alturas Re 2019-2	12/19/2018	$ 4,860	$ 25,934
Alturas Re 2020-2	1/1/2020	395,000	436,357
Bantry Re 2016	2/6/2019	20,150	20,150
Berwick Re 2018-1	1/10/2018	311,660	199,087
Berwick Re 2019-1	12/31/2018	88,396	88,402
Carnoustie Re 2017	1/5/2017	142,655	79,080
Eden Re II	1/22/2019	5,700	48,929
Eden Re II	12/23/2019	500,000	562,000
Eden Re II	12/15/2017	1,793	20,655
Formby Re 2018	7/9/2018	44,415	53,075
Gleneagles Re 2016	1/14/2016	—	10,920
Harambee Re 2018	12/19/2017	31,219	3,280
Harambee Re 2019	12/20/2018	—	4,600
Limestone Re 2016-1	12/15/2016	990	196
Lorenz Re 2018	6/26/2018	187,798	19,180
Matterhorn Re	4/30/2020	250,000	254,925
Merion Re 2018-2	12/28/2017	400,000	444,247
Pangaea Re 2018-1	12/26/2017	85,805	12,633
Pangaea Re 2018-3	5/31/2018	144,517	12,446
Pangaea Re 2019-1	1/9/2019	5,160	10,243
Pangaea Re 2019-3	7/25/2019	13,236	15,870
Pangaea Re 2020-1	1/21/2020	486,388	529,202
Resilience Re	4/13/2017	980	30
Sector Re V	1/1/2020	100,000	111,139
Sector Re V	12/4/2018	81,971	50,079
St. Andrews Re 2017-1	1/5/2017	40,649	40,680
St. Andrews Re 2017-4	3/31/2017	—	68,407
Woburn Re 2018	3/20/2018	94,515	23,370
Woburn Re 2019	2/14/2019	22,942	25,526
Total Restricted Securities			$3,170,642
% of Net assets			1.1%

The accompanying notes are an integral part of these financial statements.
34 Pioneer Floating Rate Fund | Annual Report | 10/31/20

SWAP CONTRACT
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT — SELL PROTECTION
	Reference		Annual
Notional	Obligation /	Pay/	Fixed	Expiration	Premiums	Unrealized	Market
Amount ($)(1)	Index	Receive(2)	Rate	Date	(Paid)	Appreciation	Value
4,600,000	Markit CDX North	Receive	5.00%	6/20/25	$(8,306)	$227,259	$218,953
	America High
	Yield Series 34
TOTAL CENTRALLY CLEARED CREDIT DEFAULT SWAP
CONTRACT – SELL PROTECTION					$(8,306)	$227,259	$218,953
TOTAL SWAP CONTRACT					$(8,306)	$227,259	$218,953

(1)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.
(2)	Receives quarterly.
Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2020 were as follows:
	Purchases	Sales
Long-Term U.S. Government Securities	$ 5,005,331	$ 4,988,079
Other Long-Term Securities	$151,571,299	$305,985,320
The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts which for Amundi Pioneer Asset Management, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended October 31, 2020, the Fund did not engage in any cross trade activity.
At October 31, 2020, the net unrealized depreciation on investments based on cost for federal tax purposes of $302,471,303 was as follows:
Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 1,980,222
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(14,263,946)
Net unrealized depreciation	$(12,283,724)
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1 – quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements —Note 1A.
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Annual Report | 10/31/20 35

Schedule of Investments | 10/31/20 (continued)
The following is a summary of the inputs used as of October 31, 2020, in valuing the Fund’s investments:
	Level 1	Level 2	Level 3	Total
Senior Secured Floating
Rate Loan Interests	$ —	$262,303,080	$ —	$262,303,080
Common Stock	—	—	72,171	72,171
Asset Backed Security	—	802,207	—	802,207
Commercial Mortgage-Backed
Securities	—	1,485,111	—	1,485,111
Corporate Bonds	—	14,135,625	—	14,135,625
Insurance-Linked Securities
Collateralized Reinsurance
Multiperil - Worldwide	—	—	226	226
Windstorm - Florida	—	—	53,075	53,075
Reinsurance Sidecars
Multiperil - U.S.	—	—	86,960	86,960
Multiperil - Worldwide	—	—	2,775,456	2,775,456
All Other Insurance-Linked
Security	—	254,925	—	254,925
U.S. Government and
Agency Obligations	—	7,999,790	—	7,999,790
Total Investments
in Securities	$ —	$286,980,738	$2,987,888	$289,968,626
Other Financial Instruments
Swap contracts, at value	$ —	$ 218,953	$ —	$ 218,953
Total Other
Financial Instruments	$ —	$ 218,953	$ —	$ 218,953
The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):
		Insurance-
	Common	Linked
	Stock	Securities	Total
Balance as of 10/31/19	$65,063	$ 5,478,587	$ 5,543,650
Realized gain (loss)(1)	—	(144,886)	(144,886)
Changed in unrealized appreciation
(depreciation)(2)	14,265	293,573	307,838
Accrued discounts/premiums	—	—	—
Purchases	—	1,481,388	1,481,388
Sales	(7,157)	(4,192,945)	(4,200,102)
Transfers in to Level 3*	—	—	—
Transfers out of Level 3*	—	—	—
Balance as of 10/31/20	$72,171	$ 2,915,717	$ 2,987,888

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*	Transfers are calculated on the beginning of period value. During the year ended October 31, 2020, there were no transfers between Levels 1, 2 and 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held and considered Level 3 at October 31, 2020:
$210,914

The accompanying notes are an integral part of these financial statements.
36 Pioneer Floating Rate Fund | Annual Report | 10/31/20

Statement of Assets and Liabilities | 10/31/20
ASSETS:
Investments in unaffiliated issuers, at value (cost $301,643,644)	$289,968,626
Cash	10,667,825
Swaps collateral	513,857
Swap contracts, at value (net premiums paid $(8,306))	218,953
Unrealized appreciation on unfunded loan commitments	3,223
Receivables —
Investment securities sold	7,016,501
Fund shares sold	807,390
Interest	652,245
Other assets	23,354
Total assets	$309,871,974
LIABILITIES:
Payables —
Investment securities purchased	10,575,515
Fund shares repurchased	2,580,762
Distributions	156,125
Trustees’ fees	3,156
Due to broker for swaps	225,016
Variation margin for centrally cleared swap contracts	4,841
Due to affiliates	29,482
Accrued expenses	373,271
Total liabilities	$13,948,168
NET ASSETS:
Paid-in capital	$364,155,703
Distributable earnings (loss)	(68,231,897)
Net assets	$295,923,806
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $69,247,892/11,024,019 shares)	$6.28
Class C (based on $21,351,755/3,370,136 shares)	$6.34
Class Y (based on $205,324,159/32,371,207 shares)	$6.34
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $6.28 net asset value per share/100%-4.50%
maximum sales charge)	$6.58

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Annual Report | 10/31/20 37

Statement of Operations
FOR THE YEAR ENDED 10/31/20

INVESTMENT INCOME:
Interest from unaffiliated issuers	$16,201,799
Dividends from unaffiliated issuers	232,312
Total investment income		$16,434,111
EXPENSES:
Management fees	$2,228,828
Administrative expense	132,629
Transfer agent fees
Class A	136,460
Class C	19,534
Class Y	247,250
Distribution fees
Class A	219,747
Class C	283,804
Shareowner communications expense	41,192
Custodian fees	70,283
Registration fees	70,998
Professional fees	71,372
Printing expense	32,931
Pricing fees	36,843
Trustees’ fees	15,985
Insurance expense	7,207
Interest expense	1,892
Miscellaneous	119,734
Total expenses		$3,736,689
Less fees waived and expenses reimbursed by the Adviser		(420,987)
Net expenses		$3,315,702
Net investment income		$13,118,409
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(20,307,139)
Swap contracts	(2,481,707)	$(22,788,846)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$(1,805,704)
Swap contracts	(41,613)
Unfunded loan commitments	11,804	$(1,835,513)
Net realized and unrealized gain (loss) on investments		$(24,624,359)
Net decrease in net assets resulting from operations		$(11,505,950)

The accompanying notes are an integral part of these financial statements.
38 Pioneer Floating Rate Fund | Annual Report | 10/31/20

Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	10/31/20	10/31/19
FROM OPERATIONS:
Net investment income (loss)	$13,118,409	$32,610,208
Net realized gain (loss) on investments	(22,788,846)	(11,811,251)
Change in net unrealized appreciation
(depreciation) on investments	(1,835,513)	(7,290,318)
Net increase (decrease) in net assets resulting
from operations	$(11,505,950)	$13,508,639
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.24 and $0.32 per share, respectively)	$(3,496,835)	$(6,547,561)
Class C ($0.19 and $0.27 per share, respectively)	(902,478)	(2,223,349)
Class Y ($0.27 and $0.34 per share, respectively)	(11,028,765)	(24,842,616)
Total distributions to shareowners	$(15,428,078)	$(33,613,526)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$88,387,945	$168,055,803
Reinvestment of distributions	12,913,616	28,938,127
Cost of shares repurchased	(274,579,504)	(623,353,648)
Net decrease in net assets resulting from
Fund share transactions	$(173,277,943)	$(426,359,718)
Net decrease in net assets	$(200,211,971)	$(446,464,605)
NET ASSETS:
Beginning of year	$496,135,777	$942,600,382
End of year	$295,923,806	$496,135,777

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Annual Report | 10/31/20 39

Statements of Changes in Net Assets (continued)
	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/20	10/31/20	10/31/19	10/31/19
	Shares	Amount	Shares	Amount
Class A
Shares sold	3,397,449	$21,584,622	3,390,761	$22,477,360
Reinvestment of
distributions	521,527	3,301,675	939,559	6,214,408
Less shares repurchased	(11,254,927)	(69,574,416)	(9,880,687)	(65,579,309)
Net decrease	(7,335,951)	$(44,688,119)	(5,550,367)	$(36,887,541)
Class C
Shares sold	409,166	$2,633,324	1,084,913	$7,194,599
Reinvestment of
distributions	128,934	819,494	306,250	2,026,655
Less shares repurchased	(3,116,988)	(19,375,279)	(5,587,402)	(37,054,505)
Net decrease	(2,578,888)	$(15,922,461)	(4,196,239)	$(27,833,251)
Class Y
Shares sold	10,023,366	$64,169,999	20,786,285	$138,383,844
Reinvestment of
distributions	1,383,095	8,792,447	3,121,496	20,697,064
Less shares repurchased	(30,121,043)	(185,629,809)	(78,459,853)	(520,719,834)
Net decrease	(18,714,582)	$(112,667,363)	(54,552,072)	$(361,638,926)

The accompanying notes are an integral part of these financial statements.
40 Pioneer Floating Rate Fund | Annual Report | 10/31/20

Financial Highlights

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16*
Class A
Net asset value, beginning of period	$6.57	$6.73	$6.80	$6.79	$6.73
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.21	$0.31	$0.26	$0.24	$0.24
Net realized and unrealized gain (loss) on investments	(0.26)	(0.15)	(0.06)	0.01	0.05
Net increase (decrease) from investment operations	$(0.05)	$0.16	$0.20	$0.25	$0.29
Distributions to shareowners:
Net investment income	$(0.24)	$(0.32)	$(0.27)	$(0.24)	$(0.23)
Net increase (decrease) in net asset value	$(0.29)	$(0.16)	$(0.07)	$0.01	$0.06
Net asset value, end of period	$6.28	$6.57	$6.73	$6.80	$6.79
Total return (b)	(0.71)%	2.42%	2.96%	3.71%	4.49%
Ratio of net expenses to average net assets	1.12%	1.07%	1.01%	1.02%	1.01%
Ratio of net investment income (loss) to average net assets	3.31%	4.64%	3.89%	3.54%	3.66%
Portfolio turnover rate	45%	13%	42%	69%	51%
Net assets, end of period (in thousands)	$69,248	$120,559	$161,020	$193,193	$194,408
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.17%	1.11%	1.01%	1.02%	1.04%
Net investment income (loss) to average net assets	3.26%	4.60%	3.89%	3.54%	3.63%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Annual Report | 10/31/20 41

Financial Highlights (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16*
Class C
Net asset value, beginning of period	$6.57	$6.74	$6.80	$6.79	$6.74
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.17	$0.26	$0.21	$0.19	$0.19
Net realized and unrealized gain (loss) on investments	(0.21)	(0.16)	(0.05)	0.01	0.05
Net increase (decrease) from investment operations	$(0.04)	$0.10	$0.16	$0.20	$0.24
Distributions to shareowners:
Net investment income	$(0.19)	$(0.27)	$(0.22)	$(0.19)	$(0.19)
Net increase (decrease) in net asset value	$(0.23)	$(0.17)	$(0.06)	$0.01	$0.05
Net asset value, end of period	$6.34	$6.57	$6.74	$6.80	$6.79
Total return (b)	(0.54)%	1.52%	2.35%	2.93%	3.58%
Ratio of net expenses to average net assets	1.80%	1.77%	1.76%	1.77%	1.79%
Ratio of net investment income (loss) to average net assets	2.63%	3.94%	3.15%	2.78%	2.89%
Portfolio turnover rate	45%	13%	42%	69%	51%
Net assets, end of period (in thousands)	$21,352	$39,105	$68,364	$79,057	$85,563
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.84%	1.81%	1.76%	1.77%	1.81%
Net investment income (loss) to average net assets	2.59%	3.90%	3.15%	2.78%	2.87%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.
42 Pioneer Floating Rate Fund | Annual Report | 10/31/20

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16*
Class Y
Net asset value, beginning of period	$6.59	$6.75	$6.82	$6.81	$6.75
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.24	$0.33	$0.29	$0.26	$0.27
Net realized and unrealized gain (loss) on investments	(0.22)	(0.15)	(0.07)	0.01	0.05
Net increase (decrease) from investment operations	$0.02	$0.18	$0.22	$0.27	$0.32
Distributions to shareowners:
Net investment income	$(0.27)	$(0.34)	$(0.29)	$(0.26)	$(0.26)
Net increase (decrease) in net asset value	$(0.25)	$(0.16)	$(0.07)	$0.01	$0.06
Net asset value, end of period	$6.34	$6.59	$6.75	$6.82	$6.81
Total return (b)	0.31%	2.74%	3.27%	4.05%	4.85%
Ratio of net expenses to average net assets	0.71%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income (loss) to average net assets	3.71%	5.00%	4.22%	3.86%	3.97%
Portfolio turnover rate	45%	13%	42%	69%	51%
Net assets, end of period (in thousands)	$205,324	$336,472	$713,216	$593,640	$453,152
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.86%	0.85%	0.77%	0.79%	0.82%
Net investment income (loss) to average net assets	3.56%	4.85%	4.15%	3.77%	3.85%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund | Annual Report | 10/31/20 43

Notes to Financial Statements | 10/31/20
1. Organization and Significant Accounting Policies
Pioneer Floating Rate Fund (the “Fund”) is one of two portfolios comprising Pioneer Series Trust VI, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to produce a high level of current income.
The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class K shares did not have assets or shareholders as of October 31, 2020. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.
Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund’s distributor (the “Distributor”).
During March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”), which shortens the amortization period for purchased non-contingently callable debt securities held at a premium. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for certain purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The
44 Pioneer Floating Rate Fund | Annual Report | 10/31/20

Fund has adopted ASU 2017-08 as of January 1, 2019. The implementation of ASU 2017-08 did not have a material impact on the Fund’s financial statements.
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) -- Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A.   Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Pioneer Floating Rate Fund | Annual Report | 10/31/20 45

Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
46 Pioneer Floating Rate Fund | Annual Report | 10/31/20

Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.
Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
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At October 31, 2020, one security was valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 0.02% of net assets. The value of this fair valued security was $72,171.
B.   Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.   Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
48 Pioneer Floating Rate Fund | Annual Report | 10/31/20

D.   Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2020, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
At October 31, 2020, the Fund was permitted to carry forward indefinitely $9,721,307 of short-term and $46,981,218 of long-term losses.
The tax character of distributions paid during the years ended October 31, 2020 and October 31, 2019, were as follows:
	2020	2019
Distributions paid from:
Ordinary income	$15,428,078	$33,613,526
Total	$15,428,078	$33,613,526
The following shows the components of distributable earnings (losses) on a federal income tax basis at October 31, 2020:

2020
Distributable earnings/(losses):
Undistributed ordinary income	$ 908,283
Capital loss carryforward	(56,702,525)
Dividend payable	(156,125)
Net unrealized depreciation	(12,281,530)
Total	$(68,231,897)

Pioneer Floating Rate Fund | Annual Report | 10/31/20 49

The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, the mark to market of swap contracts, the tax treatment of premium and amortization, adjustments relating to Insurance-Linked Securities, the tax adjustments relating to credit default swaps, preferred stocks and other holdings.
E.   Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $4,660 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2020.
F.   Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).
The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.
G.   Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.
50 Pioneer Floating Rate Fund | Annual Report | 10/31/20

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.
Certain instruments held by the Fund pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is expected to be phased out by the end of 2021. While the effect of the phaseout cannot yet be determined, it may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net
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asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
H.   Repurchase Agreements
Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund’s collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required
52 Pioneer Floating Rate Fund | Annual Report | 10/31/20

to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund’s custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.
As of and for the year ended October 31, 2020, the Fund had no open repurchase agreements.
I.   Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at October 31, 2020 are listed in the Schedule of Investments.
J.   Insurance-Linked Securities (“ILS”)
The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
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The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
K.   Credit Default Swap Contracts
A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund’s income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.
As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.
54 Pioneer Floating Rate Fund | Annual Report | 10/31/20

As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.
Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.
Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.
Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as “Variation margin for centrally cleared swap contracts” on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for swaps” or “Due to broker for swaps” on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at October 31, 2020, is recorded as “Swaps collateral” on the Statement of Assets and Liabilities.
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The average market value of credit default swap contracts open during the year ended October 31, 2020, was $493,577. Open credit default swap contracts at October 31, 2020, are listed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Effective October 1, 2018, management fees are calculated daily and paid monthly at the annual rate of 0.60% of the Fund’s average daily net assets up to $500 million, 0.55% of the next $1.5 billion of the Fund’s average daily net assets, and 0.50% of the Fund’s average daily net assets over $2 billion. For the year ended October 31, 2020, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.60% of the Fund’s average daily net assets.
Prior to March 10, 2020, the Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all Fund expenses other than taxes, brokerage commissions, acquired Fund fees and expenses and extraordinary expenses, such as litigation) to the extent required to reduce Fund expenses to 0.70% of the average daily net assets attributable to Class Y shares. Effective March 10, 2020, the Adviser has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses to 0.75% of the average daily net assets attributable to Class Y shares. Effective October 1, 2020, the Adviser has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses to 1.05% of the average daily net assets attributable to Class A shares. These expense limitations are in effect through March 1, 2022. There can be no assurance that the Adviser will extend the expense limitation agreement beyond the date referred to above.
Fees waived and expenses reimbursed during the year ended October 31, 2020, are reflected on the Statement of Operations. In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $25,259 in management fees, administrative costs and certain other reimbursements payable to the Adviser at October 31, 2020.
3. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
56 Pioneer Floating Rate Fund | Annual Report | 10/31/20

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended October 31, 2020, such out-of-pocket expenses by class of shares were as follows:
Shareowner Communications
Class A	$ 7,958
Class C	4,479
Class Y	28,755
Total	$41,192
4. Distribution and Service Plan
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $4,223 in distribution fees payable to the Distributor at October 31, 2020.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended October 31, 2020, CDSCs in the amount of $5,517 were paid to the Distributor.
5. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds (the “Funds”), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund’s prospectus
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and the 1940 Act. Effective March 11, 2020, the Fund participates in a facility in the amount of $300 million. Prior to March 11, 2020, the Fund participated in a facility in the amount of $250 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Funds also pay an annual commitment fee in the amount of 0.30% of the daily unused portion of each lender’s commitment to participate in the credit facility. The commitment fee is allocated among participating funds based on an allocation schedule set forth in the credit agreement.
For the year ended October 31, 2020, the average daily amount of borrowings outstanding during the period was as follows:
	Weighted average		Total interest
Average daily amount	annualized interest	Number of days	expense on
of borrowings	rate for the period	outstanding	borrowings*
$7,411,111	1.00%	9	$1,892
* Interest expense is located on the Statement of Operations.
6. Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.
58 Pioneer Floating Rate Fund | Annual Report | 10/31/20

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2020, was as follows:
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at October 31, 2020, was as follows:
Statement of Assets and Liabilities
			Foreign
	Interest	Credit	Exchange	Equity	Commodity
	Rate Risk	Risk	Rate Risk	Risk	Risk
Assets
Swap contracts,
at value	$ —	$218,953	$ —	$ —	$ —
Total Value	$ —	$218,953	$ —	$ —	$ —
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at October 31, 2020, was as follows:

Statement of Operations
			Foreign
	Interest	Credit	Exchange	Equity	Commodity
	Rate Risk	Risk	Rate Risk	Risk	Risk
Net realized gain
(loss) on:
Swap contracts	$ —	$(2,481,707)	$ —	$ —	$ —
Total Value	$ —	$(2,481,707)	$ —	$ —	$ —
Change in net
unrealized
appreciation
(depreciation) on:
Swap contracts	$ —	$ (41,613)	$ —	$ —	$ —
Total Value	$ —	$ (41,613)	$ —	$ —	$ —
7. Unfunded Loan Commitments
The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Footnote 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.
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As of October 31, 2020, the Fund had the following unfunded loan commitments outstanding:
				Unrealized
				Appreciation/
Loan	Principal	Cost	Value	(Depreciation)
Grupo Aeromexico, Sociedad
Anonima Bursatil De Capital
Variable, Senior Secured
Tranche 1	$ 487,500	$ 482,938	$ 482,625	$ (313)
Highline Aftermarket
Acquisition LLC	357,143	347,322	349,554	2,232
Service Logic Acquisition, Inc.	167,910	166,231	167,280	1,049
Spectacle Gary Holdings LLC	101,351	95,838	96,093	255
Total Value	$1,113,904	$1,092,329	$1,095,552	$3,223
8. Subsequent Event
On November 19, 2020, Amundi Pioneer Asset Management announced it will be rebranding the US business of Amundi as Amundi US effective January 1, 2021. The new brand identity will replace Amundi Pioneer, which was first adopted in July 2017 following the acquisition of Pioneer Investments by Amundi. In connection with these changes, Amundi Pioneer Asset Management. Inc., the investment adviser to the Pioneer funds, will change its name to Amundi Asset Management US, Inc. In addition, Amundi Pioneer Distributor, Inc., the Pioneer funds’ distributor, will change its name to Amundi Distributor US, Inc. The names of the Pioneer funds will not change in connection with this rebranding.
60 Pioneer Floating Rate Fund | Annual Report | 10/31/20

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Pioneer Series Trust VI and the Shareowners of Pioneer Floating Rate Fund:

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer Floating Rate Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust VI (the “Trust”)), including the schedule of investments, as of October 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). The financial highlights for the period ended October 31, 2016 were audited by another independent registered public accounting firm whose report, dated December 23, 2016, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Pioneer Series Trust VI) at October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Pioneer Floating Rate Fund | Annual Report | 10/31/20 61

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Amundi Pioneer investment companies since 2017.
Boston, Massachusetts
December 18, 2020
62 Pioneer Floating Rate Fund | Annual Report | 10/31/20

Additional Information (unaudited)
Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Fund’s ordinary income distributions derived from qualified interest income was 95.58%.
Pioneer Floating Rate Fund | Annual Report | 10/31/20 63

Statement Regarding Liquidity Risk Management Program
As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Pioneer Asset Management, Inc. (the “Adviser”) to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through March 31, 2020 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:
The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s
64 Pioneer Floating Rate Fund | Annual Report | 10/31/20

holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.
Pioneer Floating Rate Fund | Annual Report | 10/31/20 65

Approval of Investment Management Agreement
Amundi Pioneer Asset Management, Inc. (“APAM”) serves as the investment adviser to Pioneer Floating Rate Fund (the “Fund”) pursuant to an investment management agreement between APAM and the Fund. In order for APAM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment management agreement for the Fund.
The contract review process began in January 2020 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2020, July 2020 and September 2020. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.
In March 2020, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2020, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM’s affiliate, Amundi Pioneer Institutional Asset Management, Inc. (“APIAM” and, together with APAM, “Amundi Pioneer”), as compared to that of APAM’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of APAM’s and APIAM’s institutional accounts, as well as the different services provided by APAM to the Fund and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2020.
66 Pioneer Floating Rate Fund | Annual Report | 10/31/20

At a meeting held on September 15, 2020, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed APAM’s investment approach for the Fund and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of APAM that are involved in APAM’s services to the Fund, including APAM’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM’s senior management to the Pioneer Fund complex. The Trustees considered the implementation and effectiveness of APAM’s business continuity plan in response to the COVID-19 pandemic.
The Trustees considered that APAM supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Fund’s business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Fund were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Fund
In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Fund’s performance with the performance of its peer group
Pioneer Floating Rate Fund | Annual Report | 10/31/20 67

of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index. They also discuss the Fund’s performance with APAM on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.
The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the second quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the expense ratio of the Fund’s Class A shares for the most recent fiscal year was in the fifth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year was in the first quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that APAM had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.
The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM’s costs in providing services to the Fund and APAM’s and APIAM’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM’s and APIAM’s client accounts, the Trustees took into account the respective demands, resources and complexity
68 Pioneer Floating Rate Fund | Annual Report | 10/31/20

associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management agreement with the Fund, APAM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with APAM’s management of the Fund.
The Trustees concluded that the management fee payable by the Fund to APAM was reasonable in relation to the nature and quality of the services provided by APAM.
Profitability
The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Fund, including the methodology used by APAM in allocating certain of its costs to the management of the Fund. The Trustees also considered APAM’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM’s profitability with respect to the management of the Fund was not unreasonable.
Economies of Scale
The Trustees considered APAM’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.
Pioneer Floating Rate Fund | Annual Report | 10/31/20 69

Other Benefits
The Trustees considered the other benefits that APAM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to APAM and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.
The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM’s relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM’s relationships with the Fund, including Amundi’s ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Fund were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
70 Pioneer Floating Rate Fund | Annual Report | 10/31/20

Trustees, Officers and Service Providers
Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Trustees and Officers
The Fund’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered investment portfolios for which Amundi serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.
The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.
Pioneer Floating Rate Fund | Annual Report | 10/31/20 71

Independent Trustees

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Thomas J. Perna (70)	Trustee since 2007.	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013)	Director, Broadridge Financial
Chairman of the Board	Serves until a successor	and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology	Solutions, Inc. (investor
and Trustee	trustee is elected or	products for securities lending industry); and Senior Executive Vice	communications and securities
	earlier retirement	President, The Bank of New York (financial and securities services)	processing provider for financial
	or removal.	(1986 – 2004)	services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)
John E.	Trustee since 2019.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan &	Chairman, The Lakeville Journal
Baumgardner, Jr. (69)	Serves until a successor	Cromwell LLP (law firm).	Company, LLC, (privately-held
Trustee	trustee is elected or		community newspaper group)
	earlier retirement		(2015-present)
or removal.
Diane Durnin (63)	Trustee since 2019.	Managing Director - Head of Product Strategy and Development, BNY	None
Trustee	Serves until a successor	Mellon Investment Management (investment management firm) (2012-2018);
	trustee is elected or	Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice
	earlier retirement	President Head of Product, BNY Mellon Investment Management
	or removal.	(2007-2012); Executive Director- Product Strategy, Mellon Asset Management
(2005-2007); Executive Vice President Head of Products, Marketing and
Client Service, Dreyfus Corporation (investment management firm)
(2000-2005); and Senior Vice President Strategic Product and Business
Development, Dreyfus Corporation (1994-2000)

72 Pioneer Floating Rate Fund | Annual Report | 10/31/20

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Benjamin M. Friedman (76)	Trustee since 2008.	William Joseph Maier Professor of Political Economy, Harvard University	Trustee, Mellon Institutional Funds
Trustee	Serves until a successor	(1972 – present)	Investment Trust and Mellon
	trustee is elected or		Institutional Funds Master Portfolio
	earlier retirement		(oversaw 17 portfolios in fund
	or removal.		complex) (1989 - 2008)
Lorraine H. Monchak (64)	Trustee since 2017.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union	None
Trustee	(Advisory Trustee from	pension funds) (2001 – present); Vice President – International Investments
	2014 - 2017). Serves	Group, American International Group, Inc. (insurance company)
	until a successor trustee	(1993 – 2001); Vice President – Corporate Finance and Treasury Group,
	is elected or earlier	Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability
	retirement or removal.	Management Group, Federal Farm Funding Corporation
(government-sponsored issuer of debt securities) (1988 – 1990); Mortgage
Strategies Group, Shearson Lehman Hutton, Inc. (investment bank)
(1987 – 1988); and Mortgage Strategies Group, Drexel Burnham Lambert,
Ltd. (investment bank) (1986 – 1987)
Marguerite A. Piret (72)	Trustee since 2007.	Chief Financial Officer, American Ag Energy, Inc. (controlled environment	Director of New America High
Trustee	Serves until a successor	and agriculture company) (2016 – present); and President and Chief	Income Fund, Inc. (closed-end
	trustee is elected or	Executive Officer, Metric Financial Inc. (formerly known as Newbury Piret	investment company)
	earlier retirement	Company) (investment banking firm) (1981 – 2019)	(2004 – present); and Member,
	or removal.		Board of Governors, Investment
Company Institute (2000 – 2006)

Pioneer Floating Rate Fund | Annual Report | 10/31/20 73

Independent Trustees (continued)

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Fred J. Ricciardi (73)	Trustee since 2014.	Private investor (2020 – present); Consultant (investment company services)	None
Trustee	Serves until a successor	(2012 – 2020); Executive Vice President, BNY Mellon (financial and
	trustee is elected or	investment company services) (1969 – 2012); Director, BNY International
	earlier retirement	Financing Corp. (financial services) (2002 – 2012); Director, Mellon
	or removal.	Overseas Investment Corp. (financial services) (2009 – 2012); Director,
Financial Models (technology) (2005-2007); Director, BNY Hamilton Funds,
Ireland (offshore investment companies) (2004-2007); Chairman/Director,
AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006);
and Chairman, BNY Alternative Investment Services, Inc. (financial services)
(2005-2007)

74 Pioneer Floating Rate Fund | Annual Report | 10/31/20

Interested Trustees

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Lisa M. Jones (58)*	Trustee since 2017.	Director, CEO and President of Amundi Pioneer Asset Management USA,	None
Trustee, President and	Serves until a successor	Inc. (investment management firm) (since September 2014); Director, CEO
Chief Executive Officer	trustee is elected or	and President of Amundi Pioneer Asset Management, Inc. (since
	earlier retirement	September 2014); Director, CEO and President of Amundi Pioneer
	or removal	Distributor, Inc. (since September 2014); Director, CEO and President of
Amundi Pioneer Institutional Asset Management, Inc. (since September 2014);
Chair, Amundi Pioneer Asset Management USA, Inc., Amundi Pioneer
Distributor, Inc. and Amundi Pioneer Institutional Asset Management, Inc.
(September 2014 – 2018); Managing Director, Morgan Stanley Investment
Management (investment management firm) (2010 – 2013); Director of
Institutional Business, CEO of International, Eaton Vance Management
(investment management firm) (2005 – 2010); and Director of
Amundi USA, Inc. (since 2017)
Kenneth J. Taubes (62)*	Trustee since 2014.	Director and Executive Vice President (since 2008) and Chief Investment	None
Trustee	Serves until a successor	Officer, U.S. (since 2010) of Amundi Pioneer Asset Management USA, Inc.
	trustee is elected or	(investment management firm); Director and Executive Vice President and
	earlier retirement	Chief Investment Officer, U.S. of Amundi (since 2008); Executive Vice
	or removal	President and Chief Investment Officer, U.S. of Amundi Pioneer Institutional
Asset Management, Inc. (since 2009); Portfolio Manager of Amundi (since
1999); and Director of Amundi USA, Inc. (since 2017)
* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.

Pioneer Floating Rate Fund | Annual Report | 10/31/20 75

Fund Officers

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Officer
Christopher J. Kelley (55)	Since 2007. Serves at	Vice President and Associate General Counsel of Amundi since January	None
Secretary and Chief	the discretion of	2008; Secretary and Chief Legal Officer of all of the Pioneer Funds since
Legal Officer	the Board	June 2010; Assistant Secretary of all of the Pioneer Funds from September
2003 to May 2010; and Vice President and Senior Counsel of Amundi from
July 2002 to December 2007
Carol B. Hannigan (59)	Since 2010. Serves at	Fund Governance Director of Amundi since December 2006 and Assistant	None
Assistant Secretary	the discretion of	Secretary of all the Pioneer Funds since June 2010; Manager – Fund
	the Board	Governance of Amundi from December 2003 to November 2006; and
Senior Paralegal of Amundi from January 2000 to November 2003
Thomas Reyes (57)	Since 2010. Serves at	Assistant General Counsel of Amundi since May 2013 and Assistant	None
Assistant Secretary	the discretion of	Secretary of all the Pioneer Funds since June 2010; and Counsel of Amundi
	the Board	from June 2007 to May 2013
Mark E. Bradley (60)	Since 2008. Serves at	Vice President – Fund Treasury of Amundi; Treasurer of all of the Pioneer	None
Treasurer and	the discretion of	Funds since March 2008; Deputy Treasurer of Amundi from March 2004 to
Chief Financial and	the Board	February 2008; and Assistant Treasurer of all of the Pioneer Funds from
Accounting Officer		March 2004 to February 2008
Luis I. Presutti (55)	Since 2007. Serves at	Director – Fund Treasury of Amundi; and Assistant Treasurer of all of the	None
Assistant Treasurer	the discretion of	Pioneer Funds
the Board
Gary Sullivan (62)	Since 2007. Serves at	Senior Manager – Fund Treasury of Amundi; and Assistant Treasurer of all	None
Assistant Treasurer	the discretion of	of the Pioneer Funds
the Board

76 Pioneer Floating Rate Fund | Annual Report | 10/31/20

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Officer
Antonio Furtado (38)	Since 2020. Serves at	Fund Oversight Manager – Fund Treasury of Amundi; and Assistant	None
Assistant Treasurer	the discretion of	Treasurer of all of the Pioneer Funds
the Board
John Malone (48)	Since 2018. Serves at	Managing Director, Chief Compliance Officer of Amundi Pioneer Asset	None
Chief Compliance Officer	the discretion of	Management; Amundi Pioneer Institutional Asset Management, Inc.; and
	the Board	the Pioneer Funds since September 2018; and Chief Compliance Officer of
Amundi Pioneer Distributor, Inc. since January 2014.
Kelly O’Donnell (49)	Since 2007. Serves at	Vice President – Amundi Pioneer Asset Management ; and Anti-Money	None
Anti-Money	the discretion of	Laundering Officer of all the Pioneer Funds since 2006
Laundering Officer	the Board

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How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321

Retirement plans information	1-800-622-0176

Write to us:
Amundi
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundipioneer@amundipioneer.com
(for general questions about Amundi only)

Visit our web site: www.amundipioneer.com/us

This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www. amundipioneer. com/us

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2020 Amundi Pioneer Asset Management 21401-13-1220

Pioneer Flexible Opportunities Fund
Annual Report | October 31, 2020

A: PMARX	C: PRRCX	K: FLEKX	R: MUARX	Y: PMYRX

Beginning in or after April 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundipioneer.com/us

Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20 1

President’s Letter

Dear Shareholders,
The new decade has arrived delivering a calendar year that will go down in the history books. The beginning of 2020 seemed to extend the positive market environment of 2019. Then, March roared in like a lion and the COVID-19 pandemic became a global crisis impacting lives and life as we know it. As the fourth quarter of 2020 got underway, it appeared that the long-anticipated “second wave” of COVID-19 cases was occurring, both in some U.S. states and in Europe. In response, some governments began retightening restrictions on both business and personal activities.
However, as the fourth quarter continued, we began to read some encouraging news on the vaccine front, as multiple pharmaceutical companies announced successful clinical trials for their COVID-19 vaccinations and applied for emergency-use approval for the drugs with the Food and Drug Administration. Government officials followed up on the positive news by announcing that deployment of at least one of the vaccines to frontline workers could begin even before the end of this calendar year, with the potential for widespread distribution by mid-2021.
While there may finally be a light visible at the end of the pandemic tunnel as 2020 comes to a close, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others, and the markets, which do not thrive on uncertainty, have been volatile, delivering significantly negative performance in the first quarter, and then recovering most of those losses throughout the following quarters. Despite the rebound, volatility has remained elevated, with momentum rising and falling on seemingly every bit of positive or negative news about the virus, from vaccines to spikes in the number of cases as well as rising hospitalization rates in some areas. In addition, the U.S. Presidential Election was in high gear as we entered the fourth quarter. This election contributed to the market volatility as investors pondered the possible outcomes and their potential effects on the economic outlook.
With the advent of COVID-19 last winter, we implemented our business continuity plan according to the new COVID-19 guidelines, and most of our employees have been working remotely since March. To date, our operating environment has faced no interruption. I am proud of the careful planning that has taken place and confident we can maintain this environment for as long as is prudent. History in the making for a company that first opened its doors way back in 1928.
2 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20

Since 1928, Amundi’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility. As 2020 has reminded us, investment risk can arise from a number of factors in today’s global economy, including slower or stagnating growth, changing U.S. Federal Reserve policy, oil price shocks, political and geopolitical factors and, unfortunately, major public health concerns such as a viral pandemic.
At Amundi, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.
Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.
As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We remain confident that the current crisis, like others in human history, will pass, and we greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,
Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
December 18, 2020
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20 3

Portfolio Management Discussion | 10/31/20
In the following discussion, Michele Garau and Howard Weiss review recent market events and describe the factors that affected the performance of Pioneer Flexible Opportunities Fund during the 12-month period ended October 31, 2020. Mr. Garau, a senior vice president and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi)*, is responsible for the management of the Fund, along with Mr. Weiss, CFA, a vice president and a portfolio manager at Amundi, and Kenneth J. Taubes, Executive Vice President, Chief Investment Officer, U.S., and a portfolio manager at Amundi.
Q How did the Fund perform during the 12-month period ended October 31, 2020?
A Pioneer Flexible Opportunities Fund’s Class A shares returned -5.28% at net asset value during the 12-month period ended October 31, 2020, while the Fund’s benchmark, the Bloomberg Barclays U.S. Treasury TIPS 1-10 Year Index (the Bloomberg Barclays Index), returned 7.00%. During the same period, the average return of the 240 mutual funds in Morningstar’s Tactical Allocation Funds category was 1.54%.
Q How did the financial markets perform during the 12-month period ended October 31, 2020?
A Despite a COVID-19-induced sell-off of higher-risk assets in the first calendar quarter of 2020, most segments of the financial markets delivered positive returns over the 12-month period.
The period began on an upbeat note towards the end of 2019, with positive momentum driven by solid investor sentiment from November through mid-February of 2020. During that timeframe, market participants drew encouragement from a combination of steady economic growth data, supportive central-bank policies in several countries, and progress in the long-running trade dispute between the United States and China. The favorable backdrop evaporated in mid-February, however, as it became apparent that the COVID-19 virus had become a worldwide pandemic that was likely to have a substantial negative effect on the global economy. Equities, higher-risk segments of the bond market, and commodities all plunged in value during the resulting sell-off from the last weeks of February into the final week of March, while relative “safe havens,” such as U.S. government bonds, produced impressive gains.
*  See Notes to Financial Statements Note 8.
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The environment shifted again in late March, when the aggressive stimulus programs enacted by governments and central banks in many countries, including the U.S. Federal Reserve (Fed), touched off a significant recovery in the markets for riskier assets that lasted through the end of August. The positive momentum slowed somewhat in the final two months of the period, due to a resurgence in COVID-19 cases and uncertainties surrounding the lead-up to the U.S. elections. Despite the slight pullback, higher-risk asset categories still finished October, the final month of the Fund’s fiscal year, well above their prior lows.
Performance trends among the various asset classes were quite divergent under the surface during the 12-month period. For example, the strong showing by global equity markets derived in large part from the significant outperformance of mega-cap, technology-related growth stocks in the United States. The robust gains in that segment obscured the negative returns for most other areas of the equity market, including value stocks, shares of smaller companies, and developed-market international equities.
Bonds also posted positive headline returns for the 12-month period, with the largest gains generated among government debt issues and U.S. investment-grade corporate bonds.
Q Could you discuss some of the investment decisions that factored into the Fund’s benchmark-relative performance during the 12-month period ended October 31, 2020?
A Since the Fund’s benchmark, the Bloomberg Barclays Index, is comprised of entirely short- to intermediate-term government debt, it was well positioned to capture the upside of the first quarter “flight to quality” in the markets, and the benefits of the Fed’s commitment to keeping the federal funds target rate at near zero for an indefinite length of time. Conversely, we had allocated the majority of the Fund’s portfolio to equities, based on our longer-term view that the asset category has offered a better risk/return profile than bonds or commodities. Even though stocks performed well for the 12-month period, the equities held in the portfolio finished in negative territory, due to our diversified** investment approach and the Fund’s relatively light exposure to shares of the tech giants that outperformed so strongly. The result was that the Fund’s equity holdings in the United States posted a slightly negative aggregate return, well behind the gains for the major large-cap stock indices. Holdings in Europe also detracted from the Fund’s benchmark-relative performance, as European equities lagged global stocks overall.
** Diversification does not assure a profit nor protect against loss.
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Real estate investment trusts (REITs) were another underperformer for the Fund versus the benchmark over the 12-month period, as the sector failed to keep pace with a market rally driven by higher-growth stocks.
On the positive side, the Fund’s relative returns benefited significantly through positions in Chinese stocks (including those listed in Hong Kong). The Fund’s fixed-income holdings also generated strong returns during the 12-month period, as security selection in the high-yield segment fueled a performance advantage versus the benchmark. Unfortunately, that positive had a limited effect on relative returns overall, due to the portfolio’s smaller average weighting.
Q Did the Fund have any exposure to derivatives during the 12-month period ended October 31, 2020? If so, how did the use of derivatives affect the Fund’s performance?
A During the 12-month period, we used derivatives across a broad spectrum of asset classes to establish specific market or issuer exposures in the portfolio, and to attempt to manage downside risk. The derivative instruments we used included equity, fixed-income, and commodity futures; credit-linked securities; long or short positions in exchange-traded funds (ETFs); forward foreign currency contracts; Treasury futures contracts; and options on both indices and individual securities.
The use of derivatives – while helping to cushion the effect of the market downturn on the portfolio in February and March – nonetheless detracted from performance over the full 12-month period, primarily due to the hedges employed, which kept the Fund from fully capitalizing on the rally in the equity markets over the second half of the period. We believe derivatives have continued to offer an efficient way for us to manage the Fund’s allocations, without having to make material changes to the portfolio’s core holdings. Since we use derivatives in an effort to achieve the Fund’s risk/return objectives, we feel that evaluating them within the context of the entire portfolio, rather than as a standalone investment strategy, is the proper view.
Q Could you discuss the Fund’s positioning as of October 31, 2020?
A While COVID-19 has continued to linger across the globe, economic data has improved relative to the lows seen during the height of the initial lockdowns. Trends in Purchasing Managers Index (PMI) numbers, a key leading indicator, have been especially positive of late. Finally, encouraging news about progress toward COVID-19 vaccines has helped improve investors’ outlook regarding the potential for an economic rebound and subsequent expansion.
6 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20

Given the state of the economy and the persistent gap between bond yields and the earnings yield on equities (earnings divided by stock price; the inverse of the price-to-earnings ratio), we still have found it difficult to embrace bonds as an investment option. We have therefore retained a low fixed-income weighting in the portfolio overall, with a roughly 9% allocation at the close of the 12-month period. With that said, we have maintained our belief that bond-like stocks (“bond proxies”) have continued to represent a far better risk/reward proposition than bonds themselves. Accordingly, the Fund had an approximate 15% allocation to REITs as of October 31, 2020. The strategy reflects our view that the companies’ market prices do not fully reflect the value of their underlying assets.
The equity portfolio, which made up nearly 68% of the Fund’s invested assets at the close of the 12-month period (including derivatives exposure and REITs), has remained globally diversified. We have continued to like U.S. equities, as the United States is the only country where the corporate sector has been a large-scale buyer of stocks. Within equities, we have maintained a preference for shares of companies in the defense, health care, and information technology sectors. The portfolio also has continued to have a sizable weighting in international stocks. In China, we have remained focused on owning shares of domestic-oriented companies, in part based on our belief that the country’s economy has been well ahead of the rest of the world in terms of its recovery from the pandemic. In Europe, we have emphasized utilities and insurance companies, which we believe have offered a wide gap between their dividend*** yields and the yields available on both government and corporate bonds in the region. In Japan and Singapore, the Fund’s primary positions are in REITs.
The remainder of the portfolio as of period-end was predominantly comprised of cash and equivalents, and allocations to thematic ETFs, including those invested in cyber-security stocks, companies with long histories of increasing their dividends, and companies that have effectively reduced their number of net shares outstanding through buybacks.
Although the Fund underperformed over the past 12 months, we believe our flexible, go-anywhere approach to investing is well suited to a time of elevated uncertainty and wide divergences in the economic fundamentals of countries, regions, and sectors.
*** Dividends are not guaranteed.
Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20 7

Please refer to the Schedule of Investments on pages 19–32 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
The Fund has the ability to invest in a wide variety of securities and asset classes.
The Fund may invest in underlying funds (including ETFs). In addition to the Fund’s operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.
The Fund and some of the underlying funds employ leverage through the use of derivatives, which increases the volatility of investment returns and subjects the Fund to magnified losses if the Fund or an underlying fund’s investments decline in value.
The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.
The Fund and some of the underlying funds may employ short selling, a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit to the amount of loss on an appreciating security that is sold short.
The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.
The Fund may invest in insurance-linked securities. The return of principal and the payment of interest on insurance-linked bonds are contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude.
The Fund may invest in commodity-linked derivatives. The value of commodity-linked derivatives may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, factors affecting a particular industry or commodity, international economic, political and regulatory developments, supply and demand, and governmental regulatory policies.
8 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20

Investments in equity securities are subject to price fluctuation.
Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks.
International investments are subject to special risks, including currency fluctuations, and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.
Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed-income securities will generally fall.
Prepayment risk is the chance that an issuer may exercise its right to repay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.
The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.
High-yield bonds possess greater price volatility, illiquidity, and possibility of default.
These risks may increase share price volatility.
There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.
Please see the prospectus for a more complete discussion of the Fund’s risks.
Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your advisor or Amundi for a prospectus or summary prospectus containing this information. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20 9

Portfolio Summary | 10/31/20

10 Largest Holdings

(As a percentage of total investments)*

1.	ETFMG Prime Cyber Security ETF	4.36%
2.	Thermo Fisher Scientific, Inc.	1.86
3.	U.S. Treasury Bills, 11/17/20	1.61
4.	CenturyLink, Inc., 7.65%, 3/15/42	1.58
5.	Redwood Trust, Inc.	1.52
6.	PennyMac Mortgage Investment Trust	1.51
7.	AGNC Investment Corp.	1.44
8.	China Meidong Auto Holdings, Ltd.	1.38
9.	Aberdeen Standard Physical Palladium Shares ETF	1.25
10.	Gold Fields Orogen Holdings BVI, Ltd., 6.125%, 5/15/29 (144A)	1.21

*  Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
10 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20

Prices and Distributions | 10/31/20
Net Asset Value per Share

Class	10/31/20	10/31/19
A	$11.14	$12.04
C	$10.85	$11.75
K	$11.14	$12.03
R	$11.02	$11.75
Y	$11.20	$12.09

Distributions per Share: 11/1/19–10/31/20

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.2769	$ —	$ —
C	$0.2100	$ —	$ —
K	$0.3095	$ —	$ —
R	$0.0350	$ —	$ —
Y	$0.3081	$ —	$ —

Index Definitions
The Bloomberg Barclays U.S. Treasury TIPS 1-10 Year Index is an unmanaged index comprised of U.S. Treasury Inflation Protected Securities (TIPS) having a maturity of at least 1 year and less than 10 years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 12–16.
Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20 11

Performance Update | 10/31/20	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Flexible Opportunities Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays U.S. Treasury TIPS 1–10 Year Index.

Average Annual Total Returns
(As of October 31, 2020)

			BBG
			Barclays
	Net	Public	U.S. Treasury
	Asset	Offering	TIPS
	Value	Price	1-10 Year
Period	(NAV)	(POP)	Index
10 years	4.97%	4.48%	2.51%
5 years	3.33	2.39	3.56
1 year	-5.28	-9.54	7.00

Expense Ratio
(Per prospectus dated March 1, 2020)
Gross	Net
1.26%	1.23%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 4.50% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2021, for Class A shares. There can be no assurance that Amundi will extend the expense limitation beyond such time. Please see the prospectus for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
12 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20

Performance Update | 10/31/20	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Flexible Opportunities Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Treasury TIPS 1–10 Year Index.

Average Annual Total Returns
(As of October 31, 2020)

			BBG
			Barclays
			U.S. Treasury
			TIPS
	If	If	1-10 Year
Period	Held	Redeemed*	Index
10 years	4.15%	4.15%	2.51%
5 years	2.53	2.53	3.56
1 year	-6.01	-6.01	7.00

Expense Ratio
(Per prospectus dated March 1, 2020)
Gross
2.00%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
* If Redeemed does not include CDSC.
Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20 13

Performance Update | 10/31/20	Class K Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Flexible Opportunities Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Treasury TIPS 1–10 Year Index.

Average Annual Total Returns
(As of October 31, 2020)

		BBG
		Barclays
	Net	U.S. Treasury
	Asset	TIPS
	Value	1-10 Year
Period	(NAV)	Index
10 years	5.04%	2.51%
5 years	3.49	3.56
1 year	-4.92	7.00

Expense Ratio
(Per prospectus dated March 1, 2020)
Gross
0.91%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on June 22, 2018, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception on June 22, 2018, would have been higher than the performance shown. For the period beginning June 22, 2018, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
14 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20

Performance Update | 10/31/20	Class R Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Flexible Opportunities Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Treasury TIPS 1–10 Year Index.

Average Annual Total Returns
(As of October 31, 2020)

		BBG
		Barclays
	Net	U.S. Treasury
	Asset	TIPS
	Value	1-10 Year
Period	(NAV)	Index
10 years	4.38%	2.51%
5 years	2.43	3.56
1 year	-5.90	7.00

Expense Ratio
(Per prospectus dated March 1, 2020)
Gross
2.94%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on September 13, 2013, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning September 13, 2013, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20 15

Performance Update | 10/31/20	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Flexible Opportunities Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Treasury TIPS 1–10 Year Index.

Average Annual Total Returns
(As of October 31, 2020)

		BBG
		Barclays
	Net	U.S. Treasury
	Asset	TIPS
	Value	1-10 Year
Period	(NAV)	Index
10 years	5.27%	2.51%
5 years	3.63	3.56
1 year	-4.90	7.00

Expense Ratio
(Per prospectus dated March 1, 2020)
Gross	Net
1.00%	0.93%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2021, for Class Y shares. There can be no assurance that Amundi will extend the expense limitation beyond such time. Please see the prospectus for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
16 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)   ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)   transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)   Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6
(2)   Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Flexible Opportunities Fund
Based on actual returns from May 1, 2020 through October 31, 2020.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 5/1/20
Ending Account Value	$1,083.26	$1,079.23	$1,085.64	$1,078.76	$1,086.24
(after expenses) on
10/31/20
Expenses Paid	$6.28	$10.35	$4.72	$9.35	$4.72
During Period*

*  Expenses are equal to the Fund’s annualized expense ratio of 1.20%, 1.98%, 0.90% 1.79%, and 0.90% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the partial year period).
Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20 17

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Flexible Opportunities Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2020 through October 31, 2020.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 5/1/20
Ending Account Value	$1,019.10	$1,015.18	$1,020.61	$1,016.14	$1,020.61
(after expenses) on
10/31/20
Expenses Paid	$6.09	$10.03	$4.57	$9.07	$4.57
During Period*

*  Expenses are equal to the Fund’s annualized expense ratio of 1.20%, 1.98%, 0.90% 1.79%, and 0.90% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the partial year period).
18 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20

Schedule of Investments | 10/31/20 (Consolidated)

Shares		Value
	UNAFFILIATED ISSUERS — 92.5% OF NET ASSETS
	COMMON STOCKS — 76.4% of Net Assets
	Aerospace & Defense — 1.8%
19,054	Curtiss-Wright Corp.	$ 1,607,395
13,519	L3Harris Technologies, Inc.	2,178,046
6,996(a)	Teledyne Technologies, Inc.	2,162,813
	Total Aerospace & Defense	$ 5,948,254
	Air Freight & Logistics — 0.6%
66,575	ZTO Express Cayman, Inc. (A.D.R.)	$ 1,929,343
	Total Air Freight & Logistics	$ 1,929,343
	Auto Components — 0.0%†
13,949	Dometic Group AB (144A)	$ 150,117
	Total Auto Components	$ 150,117
	Automobiles — 1.0%
921,000	Geely Automobile Holdings, Ltd.	$ 1,891,095
73,484(a)	XPeng, Inc. (A.D.R.)	1,424,120
	Total Automobiles	$ 3,315,215
	Banks — 2.2%
125,000	China Merchants Bank Co., Ltd., Class H	$ 649,719
255,389	FinecoBank Banca Fineco S.p.A.	3,494,306
13,541	First Republic Bank	1,708,062
1,050,000	Postal Savings Bank of China Co., Ltd., Class H (144A)	514,616
104,157	Sberbank of Russia PJSC (A.D.R.)	1,053,027
	Total Banks	$ 7,419,730
	Biotechnology — 0.5%
2,949(a)	Regeneron Pharmaceuticals, Inc.	$ 1,602,958
	Total Biotechnology	$ 1,602,958
	Capital Markets — 2.4%
41,876	AllianceBernstein Holding LP	$ 1,216,917
11,016	Macquarie Group, Ltd.	981,444
59,233	Morgan Stanley	2,852,069
4,666	S&P Global, Inc.	1,505,858
116,747	UBS Group AG	1,355,110
	Total Capital Markets	$ 7,911,398
	Chemicals — 0.4%
65,939	Mosaic Co.	$ 1,219,871
	Total Chemicals	$ 1,219,871
	Commercial Services & Supplies — 2.3%
469,750	A-Living Services Co., Ltd., Class H (144A)	$ 1,969,068
18,699	Republic Services, Inc.	1,648,691
726,000(a)	S-Enjoy Service Group Co., Ltd.	1,797,829
487,000	Times Neighborhood Holdings, Ltd.	493,071

The accompanying notes are an integral part of these financial statements.
Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20 19

Schedule of Investments | 10/31/20 (Consolidated)
(continued)

Shares		Value
	Commercial Services & Supplies — (continued)
15,464	Waste Management, Inc.	$ 1,668,720
	Total Commercial Services & Supplies	$ 7,577,379
	Construction Materials — 0.4%
57,987	Buzzi Unicem S.p.A.	$ 1,254,239
	Total Construction Materials	$ 1,254,239
	Consumer Discretionary — 0.9%
3,704,000	China New Higher Education Group, Ltd. (144A)	$ 1,925,248
55,152(a)	Vipshop Holdings, Ltd. (A.D.R.)	1,180,253
	Total Consumer Discretionary	$ 3,105,501
	Diversified Consumer Services — 1.2%
1,063,000	China Education Group Holdings, Ltd.	$ 1,765,874
2,514,000	China Yuhua Education Corp., Ltd. (144A)	1,987,634
502,000(a)	JH Educational Technology, Inc.	207,188
	Total Diversified Consumer Services	$ 3,960,696
	Diversified Financial Services — 0.8%
1,023,680	M&G Plc	$ 1,945,365
7,405	Wendel SE	641,533
	Total Diversified Financial Services	$ 2,586,898
	Electric Utilities — 2.6%
107,664	Endesa SA	$ 2,884,749
406,936	Enel S.p.A.	3,238,336
233,469	Iberdrola SA	2,752,613
	Total Electric Utilities	$ 8,875,698
	Electrical Equipment — 1.1%
4,971	Rockwell Automation, Inc.	$ 1,178,724
113,060(a)	Siemens Energy AG	2,475,071
	Total Electrical Equipment	$ 3,653,795
	Electronic Equipment, Instruments & Components — 0.5%
12,400	Ibiden Co., Ltd.	$ 500,549
8,700	TDK Corp.	1,014,924
	Total Electronic Equipment, Instruments & Components	$ 1,515,473
	Entertainment — 0.3%
2,100	Nintendo Co., Ltd.	$ 1,143,247
	Total Entertainment	$ 1,143,247
	Equity Real Estate Investment Trusts (REITs) — 3.3%
602,800	Ascendas Real Estate Investment Trust	$ 1,270,957
1,596,882	Frasers Logistics & Commercial Trust	1,437,948
1,158	GLP J-Reit	1,781,283
1,145	Industrial & Infrastructure Fund Investment Corp.	1,942,884
504	Invincible Investment Corp.	160,111

The accompanying notes are an integral part of these financial statements.
20 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20

Shares		Value
	Equity Real Estate Investment Trusts
	(REITs) — (continued)
689	Kenedix Residential Next Investment Corp.	$ 1,123,702
162,900	Mapletree Industrial Trust	362,543
295,500	Mapletree Logistics Trust	421,849
339	Nippon Prologis REIT, Inc.	1,114,183
37,655	Ryman Hospitality Properties, Inc.	1,500,552
	Total Equity Real Estate Investment Trusts (REITs)	$ 11,116,012
	Food & Staples Retailing — 0.6%
8,916	Walmart, Inc.	$ 1,237,095
23,862	X5 Retail Group NV (G.D.R.)	838,511
	Total Food & Staples Retailing	$ 2,075,606
	Food Products — 2.1%
47,883	Archer-Daniels-Midland Co.	$ 2,214,110
1,152,000	China Feihe, Ltd. (144A)	2,612,053
11,596	Kraft Heinz Co.	354,722
3,006	Nestle SA	337,933
752,000	Tingyi Cayman Islands Holding Corp.	1,373,383
	Total Food Products	$ 6,892,201
	Gas Utilities — 1.8%
530,413	Italgas S.p.A.	$ 3,064,727
618,395	Snam S.p.A.	3,017,177
	Total Gas Utilities	$ 6,081,904
	Health Care — 0.8%
13,928(a)	Laboratory Corp. of America Holdings	$ 2,782,397
	Total Health Care	$ 2,782,397
	Health Care Equipment & Supplies — 2.4%
15,075	Danaher Corp.	$ 3,460,316
6,394(a)	IDEXX Laboratories, Inc.	2,716,299
999(a)	Intuitive Surgical, Inc.	666,413
3,385	Medtronic Plc	340,429
4,125	Stryker Corp.	833,291
	Total Health Care Equipment & Supplies	$ 8,016,748
	Health Care Providers & Services — 1.1%
5,854	Humana, Inc.	$ 2,337,385
4,915	UnitedHealth Group, Inc.	1,499,763
	Total Health Care Providers & Services	$ 3,837,148
	Health Care Technology — 0.3%
398,000(a)	Alibaba Health Information Technology, Ltd.	$ 1,039,486
	Total Health Care Technology	$ 1,039,486
	Hotels, Restaurants & Leisure — 0.8%
12,476	Marriott International, Inc.	$ 1,158,771

The accompanying notes are an integral part of these financial statements.
Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20 21

Schedule of Investments | 10/31/20 (Consolidated)
(continued)

Shares		Value
	Hotels, Restaurants & Leisure — (continued)
6,859	Vail Resorts, Inc.	$ 1,591,562
	Total Hotels, Restaurants & Leisure	$ 2,750,333
	Household Durables — 1.4%
52,721	Barratt Developments PLC	$ 329,637
76,535	Persimmon Plc	2,316,795
26,200	Sony Corp.	2,171,297
	Total Household Durables	$ 4,817,729
	Independent Power & Renewable Electricity
	Producers — 0.8%
96,344	EDP Renovaveis SA	$ 1,830,904
1,762,000	Xinyi Energy Holdings, Ltd.	906,754
	Total Independent Power & Renewable
	Electricity Producers	$ 2,737,658
	Industrial Conglomerates — 0.2%
4,118	Honeywell International, Inc.	$ 679,264
	Total Industrial Conglomerates	$ 679,264
	Industrials — 0.8%
9,112	Teleperformance	$ 2,734,318
	Total Industrials	$ 2,734,318
	Information Technology — 2.5%
49,307	eBay, Inc.	$ 2,348,492
8,190	Lam Research Corp.	2,801,635
65,277	Samsung Electronics Co., Ltd.	3,246,713
	Total Information Technology	$ 8,396,840
	Insurance — 3.1%
21,041	Ageas SA	$ 846,516
5,388	Allianz SE	947,759
62,182	ASR Nederland NV	1,889,844
99,723	NN Group NV	3,476,706
276,147	Poste Italiane S.p.A. (144A)	2,250,916
3,007	Swiss Life Holding AG	1,010,530
	Total Insurance	$ 10,422,271
	Interactive Media & Services — 0.8%
4,192	NAVER Corp.	$ 1,068,284
17,700	Tencent Holdings, Ltd.	1,349,184
5,716(a)	Yandex NV	329,070
	Total Interactive Media & Services	$ 2,746,538
	Internet & Direct Marketing Retail — 3.6%
64,400(a)	Alibaba Group Holding, Ltd.	$ 2,435,345
1,104(a)	Amazon.com, Inc.	3,351,910
60,470(a)	Dada Nexus, Ltd. (A.D.R.)	1,996,115

The accompanying notes are an integral part of these financial statements.
22 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20

Shares		Value
	Internet & Direct Marketing Retail — (continued)
88,900(a)	JD.com, Inc.	$ 3,614,087
410,800(a)	Tongcheng-Elong Holdings, Ltd.	681,368
	Total Internet & Direct Marketing Retail	$ 12,078,825
	IT Services — 1.8%
32,788	Booz Allen Hamilton Holding Corp.	$ 2,573,858
34,521	Science Applications International Corp.	2,636,369
132,000(a)	Yeahka, Ltd.	701,426
	Total IT Services	$ 5,911,653
	Leisure Products — 0.1%
1,800	Shimano, Inc.	$ 408,704
	Total Leisure Products	$ 408,704
	Life Sciences Tools & Services — 3.4%
33,872	Agilent Technologies, Inc.	$ 3,457,993
9,156(a)	Charles River Laboratories International, Inc.	2,084,821
12,183	Thermo Fisher Scientific, Inc.	5,764,021
	Total Life Sciences Tools & Services	$ 11,306,835
	Machinery — 1.3%
58,000	Airtac International Group	$ 1,556,775
100,945	Volvo AB, Class B	1,962,667
1,136,400	Zoomlion Heavy Industry Science & Technology Co., Ltd.,
	Class H	1,001,066
	Total Machinery	$ 4,520,508
	Materials — 0.6%
1,500	LG Chem, Ltd.	$ 805,378
1,747	Sherwin-Williams Co.	1,201,901
	Total Materials	$ 2,007,279
	Metals & Mining — 1.4%
24,762	Anglo American Platinum, Ltd.	$ 1,621,114
55,773	MMC Norilsk Nickel PJSC (A.D.R.)	1,324,609
141,692	Teck Resources, Ltd., Class B	1,861,833
	Total Metals & Mining	$ 4,807,556
	Mortgage Real Estate Investment Trusts (REITs) — 7.2%
320,638	AGNC Investment Corp.	$ 4,479,313
528,448	Annaly Capital Management, Inc.	3,746,696
239,887	New Residential Investment Corp.	1,799,153
313,871	PennyMac Mortgage Investment Trust	4,698,649
554,348	Redwood Trust, Inc.	4,711,958
70,014	Starwood Property Trust, Inc.	978,096
731,607	Two Harbors Investment Corp.	3,701,931
	Total Mortgage Real Estate Investment Trusts (REITs)	$ 24,115,796

The accompanying notes are an integral part of these financial statements.
Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20 23

Schedule of Investments | 10/31/20 (Consolidated)
(continued)

Shares		Value
	Multi-Utilities — 1.0%
94,693	RWE AG	$ 3,505,333
	Total Multi-Utilities	$ 3,505,333
	Pharmaceuticals — 2.4%
22,979	Johnson & Johnson	$ 3,150,651
24,332	Novartis AG	1,896,734
19,108	Zoetis, Inc.	3,029,573
	Total Pharmaceuticals	$ 8,076,958
	Real Estate Management & Development — 2.9%
185,900	Ascendas India Trust	$ 176,925
84,000	China Resources Land, Ltd.	341,814
319,000(a)	KWG Living Group Holdings, Ltd.	250,152
454,000	Logan Group Co., Ltd.	709,691
671,000	Longfor Group Holdings, Ltd. (144A)	3,665,106
7,543	PSP Swiss Property AG	912,135
204,500	Sichuan Languang Justbon Services Group Co., Ltd.,
	Class H	953,481
180,400	UOL Group, Ltd.	821,471
26,375	Vonovia SE	1,683,652
	Total Real Estate Management & Development	$ 9,514,427
	Road & Rail — 1.0%
2,796	Canadian Pacific Railway, Ltd.	$ 836,367
31,342	CSX Corp.	2,474,138
	Total Road & Rail	$ 3,310,505
	Semiconductors & Semiconductor Equipment — 0.7%
50,500	Micronics Japan Co., Ltd.	$ 496,484
112,000	Taiwan Semiconductor Manufacturing Co., Ltd.	1,690,980
	Total Semiconductors & Semiconductor Equipment	$ 2,187,464
	Software — 2.2%
6,850(a)	Adobe, Inc.	$ 3,062,635
14,068	Microsoft Corp.	2,848,348
14,640(a)	Zendesk, Inc.	1,624,162
	Total Software	$ 7,535,145
	Specialty Retail — 3.3%
1,054,000	China Meidong Auto Holdings, Ltd.	$ 4,302,540
931,000	China Yongda Automobiles Services Holdings, Ltd.	1,316,045
5,254	Home Depot, Inc.	1,401,294
8,226	Lowe’s Cos., Inc.	1,300,531
405,500	Zhongsheng Group Holdings, Ltd.	2,881,728
	Total Specialty Retail	$ 11,202,138

The accompanying notes are an integral part of these financial statements.
24 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20

Shares		Value
Textiles, Apparel & Luxury Goods — 0.5%
3,593	LVMH Moet Hennessy Louis Vuitton SE	$ 1,683,170
	Total Textiles, Apparel & Luxury Goods	$ 1,683,170
Trading Companies & Distributors — 1.1%
83,500	Mitsubishi Corp.	$ 1,855,245
114,400	Mitsui & Co., Ltd.	1,781,608
	Total Trading Companies & Distributors	$ 3,636,853
Utilities — 0.1%
236,000	Guangdong Investment, Ltd.	$ 349,434
	Total Utilities	$ 349,434
TOTAL COMMON STOCKS
	(Cost $237,340,498)	$256,454,848
PREFERRED STOCKS — 1.1% of Net Assets
Equity Real Estate Investment Trusts (REITs) — 0.2%
37,496(b)	Pebblebrook Hotel Trust, 6.3%	$ 783,292
204^(a)	Wheeler Real Estate Investment Trust, Inc.	80,255
	Total Equity Real Estate Investment Trusts (REITs)	$ 863,547
Mortgage Real Estate Investment Trusts (REITs) — 0.9%
74,936(b)(c)	AGNC Investment Corp., 6.125% (3 Month USD
	LIBOR + 470 bps)	$ 1,622,364
54,705(b)(c)	AGNC Investment Corp., 7.0% (3 Month USD
	LIBOR + 511 bps)	1,250,009
	Total Mortgage Real Estate Investment Trusts (REITs)	$ 2,872,373
TOTAL PREFERRED STOCKS
	(Cost $2,896,375)	$ 3,735,920

Principal
Amount USD ($)
CORPORATE BONDS — 4.9% of Net Assets
Banks — 1.0%
3,216,000(b)(c)	Intesa Sanpaolo S.p.A., 7.7% (5 Year USD Swap
	Rate + 546 bps) (144A)	$ 3,392,880
	Total Banks	$ 3,392,880
Chemicals — 0.6%
1,800,000(d)	Braskem Finance, Ltd., 6.45%, 2/3/24	$ 1,919,250
	Total Chemicals	$ 1,919,250
Mining — 1.8%
1,142,000	Gold Fields Orogen Holdings BVI, Ltd., 5.125%,
	5/15/24 (144A)	$ 1,246,744
3,170,000	Gold Fields Orogen Holdings BVI, Ltd., 6.125%,
	5/15/29 (144A)	3,772,300
1,039,000	Teck Resources, Ltd., 6.125%, 10/1/35	1,204,382
	Total Mining	$ 6,223,426

The accompanying notes are an integral part of these financial statements.

Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20 25

Schedule of Investments | 10/31/20 (Consolidated)
(continued)

Principal
Amount USD ($)			Value
Telecommunications — 1.5%
	4,400,000	CenturyLink, Inc., 7.65%, 3/15/42	$ 4,917,000
		Total Telecommunications	$ 4,917,000
TOTAL CORPORATE BONDS
		(Cost $14,658,165)	$ 16,452,556
FOREIGN GOVERNMENT BONDS — 1.0%
of Net Assets
Russia — 1.0%
RUB	118,184,000	Russian Federal Bond - OFZ, 7.7%, 3/16/39	$ 1,690,776
RUB	122,159,000	Russian Federal Bond - OFZ, 8.15%, 2/3/27	1,740,273
		Total Russia	$ 3,431,049
TOTAL FOREIGN GOVERNMENT BONDS
		(Cost $3,517,438)	$ 3,431,049
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS — 2.4% of Net Assets
	3,000,000(e)	U.S. Treasury Bills, 11/12/20	$ 2,999,940
	5,000,000(e)	U.S. Treasury Bills, 11/17/20	4,999,850
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
		(Cost $7,999,768)	$ 7,999,790

Shares
INVESTMENT COMPANIES — 6.3% of Net Assets
	18,731(a)(d)	Aberdeen Standard Physical Palladium Shares ETF	$ 3,892,864
SGD	111,760(a)	CSOP FTSE Chinese Government Bond Index ETF	1,127,459
	300,722	ETFMG Prime Cyber Security ETF	13,547,526
	15,300	KraneShares CSI China Internet ETF	1,098,999
	102,757	VanEck Vectors Vietnam ETF	1,514,639
TOTAL INVESTMENT COMPANIES
		(Cost $19,287,637)	$ 21,181,487
RIGHTS/WARRANTS — 0.0%† of Net Assets
Equity Real Estate Investment Trusts (REITs) — 0.0%†
SGD	5,614(a)	Mapletree Logistics Trust, Class R, 11/10/20	$ —
		Total Equity Real Estate Investment Trusts (REITs)	$ —
Pharmaceuticals — 0.0%†
	19,289(a)	Bristol-Myers Squibb Co., 3/31/21	$ 62,883
		Total Pharmaceuticals	$ 62,883
TOTAL RIGHTS/WARRANTS
		(Cost $78)	$ 62,883

The accompanying notes are an integral part of these financial statements.
26 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20

Number of				Strike	Expiration
Contracts	Description		Notional	Price	Date	Value
		EXCHANGE-TRADED CALL OPTIONS
		PURCHASED — 0.1%
162	Japanese Yen Futures		USD 172,034	USD 97	12/4/20	$ 95,175
3,000	Pfizer, Inc.		USD 437,953	USD 39	1/15/21	328,500
						$ 423,675
		TOTAL EXCHANGE-TRADED CALL
		OPTIONS PURCHASED
		(Premiums paid $609,987)				$ 423,675
		OVER THE COUNTER (OTC) CALL OPTIONS
		PURCHASED — 0.3%
572,975	MSCI	Citibank NA	HKD 327,518	HKD 108	1/28/21	$ 224,591
	China ETF
967,720	MSCI	Citibank NA	HKD 19,990	HKD 109	1/28/21	238,514
	China Index
82,355	Nikkei	Citibank NA	JPY 579,124	JPY 24,546	3/12/21	364,398
	225 Index
						$ 827,503
		TOTAL OVER THE COUNTER (OTC) CALL
		OPTIONS PURCHASED
		(Premiums paid $1,426,632)				$ 827,503
		OVER THE COUNTER (OTC) PUT OPTION
		PURCHASED — 0.0%†
2,990	NASDAQ	Citibank NA	USD 1,870,566	USD 9,045	11/20/20	$ 85,962
	100 Index
		TOTAL OVER THE COUNTER (OTC) PUT
		OPTION PURCHASED
		(Premiums paid $1,870,566)				$ 85,962
		TOTAL OPTIONS PURCHASED
		(Premiums paid $3,907,185)				$ 1,337,140
		TOTAL INVESTMENTS IN UNAFFILIATED
		ISSUERS — 92.5%
		(Cost $289,607,144)				$310,655,673
		OTHER ASSETS AND LIABILITIES — 7.5%				$ 25,060,312
		NET ASSETS — 100.0%				$335,715,985

bps	Basis Points.
LIBOR	London Interbank Offered Rate.
REIT	Real Estate Investment Trust.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2020, the value of these securities amounted to
$23,486,682, or 7.0% of net assets.

The accompanying notes are an integral part of these financial statements.
Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20 27

Schedule of Investments | 10/31/20 (Consolidated)
(continued)

(A.D.R.)	American Depositary Receipts.
(G.D.R.)	Global Depositary Receipts.
†	Amount rounds to less than 0.1%.
^	Security is valued using fair value methods (other than supplied by independent pricing services).
(a)	Non-income producing security.
(b)	Security is perpetual in nature and has no stated maturity date.
(c)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at October 31, 2020.
(d)	All or a portion of this security is held by Flexible Opportunities Commodity Fund Ltd.
(e)	Security issued with a zero coupon. Income is recognized through accretion of discount.

FUTURES CONTRACTS
CURRENCY FUTURES CONTRACT

Number of
Contracts		Expiration	Notional	Market	Unrealized
Short	Description	Date	Amount	Value	Appreciation
66	Euro FX	12/14/20	$ (9,742,031)	$ (9,615,375)	$126,656

INDEX FUTURES CONTRACT

Number of
Contracts		Expiration	Notional	Market	Unrealized
Short	Description	Date	Amount	Value	Appreciation
251	Euro Stoxx 50	12/18/20	$ (9,284,230)	$ (8,648,475)	$ 635,755
TOTAL FUTURES CONTRACTS			$ (19,026,261)	$ (18,263,850)	$ 762,411

SWAP CONTRACTS
OVER THE COUNTER (OTC) TOTAL RETURN SWAP CONTRACTS — SELL PROTECTION

		Obligation
Notional		Reference/	Pay/		Expiration	Unrealized	Market
Amount(1)	Counterparty	Index	Receive(2)	Coupon	Date	Depreciation	Value
3,862,931	Citibank NA	Citibank Total	Pay	3M LIBOR	8/10/21	$(320,670)	$(320,670)
		Return Index*-		+ 3bps
7,171,192	Goldman Sachs	Goldman Sachs	Pay	3M LIBOR	9/15/21	(265,762)	(265,762)
	International	Total Cash		+ 39bps
		Return Index*
TOTAL SWAP CONTRACTS						$(586,432)	$(586,432)

(1)  The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.
(2)  Pays quarterly.
The accompanying notes are an integral part of these financial statements.
28 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
EUR — Euro
HKD — Hong Kong Dollar
JPY — Japanese Yen
RUB — Russian Ruble
SGD — Singapore Dollar
*  The following table shows the individual positions and related values of the securities underlying each total return swap contract with Citibank, as of October 31, 2020:

	Share	Security
Name	Allocation	Value	% of basket
DiamondRock Hospitality Co.	12,500	$ (61,752)	19.26%
Hersha Hospitality Trust	9,869	(48,357)	15.07%
Marriott International, Inc.	720	(66,851)	20.85%
Pebblebrook Hotel Trust	5,677	(68,009)	21.21%
Ryman Hospitality Properties, Inc.	1,900	(75,701)	23.61%
Totals		$(320,670)	100.00%

*  The following table shows the individual positions and related values of the securities underlying each total return swap contract with Goldman Sachs International, as of October 31, 2020:

	Share	Security
Name	Allocation	Value	% of basket
AbbVie, Inc.	73	$ (6,205)	2.34%
AES Corp.	425	(8,290)	3.12%
American Airlines Group, Inc.	113	(1,273)	0.48%
American International Group, Inc.	79	(2,486)	0.94%
Ameriprise Financial, Inc.	38	(6,049)	2.28%
AmerisourceBergen Corp.	59	(5,630)	2.12%
Apple, Inc.	134	(14,576)	5.48%
Applied Materials, Inc.	118	(7,013)	2.64%
Archer-Daniels-Midland Co.	105	(4,860)	1.83%
Assurant, Inc.	50	(6,214)	2.34%
Boeing Co.	26	(3,757)	1.41%
Capital One Financial Corp.	60	(4,372)	1.65%
Capri Holdings, Ltd.	129	(2,733)	1.03%
CenturyLink, Inc.	187	(1,615)	0.61%
Cigna Corp.	19	(3,186)	1.20%
Corning, Inc.	167	(5,329)	2.01%
DENTSPLY SIRONA, Inc.	76	(3,588)	1.35%
Discover Financial Services	77	(4,995)	1.88%
eBay, Inc.	144	(6,855)	2.58%
Equity Residential	74	(3,498)	1.32%
F5 Networks, Inc.	37	(4,950)	1.86%
General Electric Co.	166	(1,231)	0.46%
Gilead Sciences, Inc.	70	(4,079)	1.53%
HCA Healthcare, Inc.	57	(7,077)	2.66%

The accompanying notes are an integral part of these financial statements.
Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20 29

Schedule of Investments | 10/31/20 (Consolidated)
(continued)

	Share	Security
Name	Allocation	Value	% of basket
HP, Inc.	256	$ (4,589)	1.73%
LyondellBasell Industries NV	57	(3,883)	1.46%
McDonald’s Corp.	34	(7,320)	2.75%
Monster Beverage Corp.	106	(8,114)	3.05%
Motorola Solutions, Inc.	56	(8,841)	3.33%
Navient Corp.	316	(2,534)	0.95%
NetApp, Inc.	121	(5,296)	1.99%
NRG Energy, Inc.	285	(8,997)	3.39%
ONEOK, Inc.	91	(2,651)	1.00%
Procter & Gamble Co.	55	(7,549)	2.84%
PulteGroup, Inc.	212	(8,646)	3.25%
Qorvo, Inc.	71	(9,002)	3.39%
Quest Diagnostics, Inc.	46	(5,567)	2.09%
Seagate Technology Plc	114	(5,458)	2.05%
Sysco Corp.	91	(5,031)	1.89%
Target Corp.	86	(13,106)	4.93%
TransDigm Group, Inc.	19	(9,304)	3.50%
Tyson Foods, Inc.	75	(4,283)	1.61%
United Airlines Holdings, Inc.	68	(2,319)	0.87%
Valero Energy Corp.	74	(2,874)	1.08%
Viacom CBS, Inc.	72	(2,064)	0.78%
Western Union Co.	242	(4,707)	1.77%
Westinghouse Air Brake Technologies Corp.	1	(53)	0.02%
Weyerhaeuser Co.	142	(3,874)	1.46%
Williams Cos., Inc.	157	(3,013)	1.13%
Yum! Brands, Inc.	73	(6,826)	2.57%
Totals		$(265,762)	100.00%

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2020, aggregated $902,335,989 and $1,025,700,648, respectively.
The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended October 31, 2020, the Fund did not engage in any cross trade activity.
At October 31, 2020, the net unrealized appreciation on investments based on cost for federal tax purposes of $294,832,627 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$37,014,219
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(21,015,194)
Net unrealized appreciation	$15,999,025

The accompanying notes are an integral part of these financial statements.
30 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1 – quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of October 31, 2020, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Common Stocks
Food & Staples Retailing	$2,075,606	$—	$—	$2,075,606
All Other Common Stocks	254,379,242	—	—	254,379,242
Preferred Stocks
Equity Real Estate
Investment Trusts (REITs)	783,292	—	80,255	863,547
All Other Preferred Stocks	2,872,373	—	—	2,872,373
Corporate Bonds	—	16,452,556	—	16,452,556
Foreign Government Bonds	—	3,431,049	—	3,431,049
U.S. Government and
Agency Obligations	—	7,999,790	—	7,999,790
Investment Companies	21,181,487	—	—	21,181,487
Rights/Warrants
Equity Real Estate
Investment Trusts (REITs)	—	— *	—	—	*
All Other Right/Warrant	62,883	—	—	62,883
Exchange-Traded Call
Option Purchased	423,675	—	—	423,675
Over The Counter (OTC)
Call Option Purchased	—	827,503	—	827,503
Over The Counter (OTC)
Put Option Purchased	—	85,962	—	85,962
Total Investments
in Securities	$281,778,558	$28,796,860	$80,255	$310,655,673
Other Financial Instruments
Net unrealized appreciation
on futures contracts	$762,411	$—	$—	$762,411
Swap contracts, at value	—	(586,432)	—	(586,432)
Total Other
Financial Instruments	$762,411	$(586,432)	$—	$175,979

* Securities valued at $0.
The accompanying notes are an integral part of these financial statements.
Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20 31

Schedule of Investments | 10/31/20 (Consolidated)
(continued)
The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

Preferred
Stock
Balance as of 10/31/19	$95,372
Realized gain (loss)(1)	—
Changed in unrealized appreciation (depreciation)(2)	(15,117)
Accrued discounts/premiums	—
Purchases	—
Sales	—
Transfers in to Level 3*	—
Transfers out of Level 3*	—
Balance as of 10/31/20	$80,255

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations (Consolidated).
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations (Consolidated).
*	Transfers are calculated on the beginning of period values. During the year ended October 31,
2020 there were no transfers between Levels 1, 2 and 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still
held and considered Level 3 at October 31, 2020:	$(15,117)

The accompanying notes are an integral part of these financial statements.
32 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20

Statement of Assets and Liabilities | 10/31/20
(Consolidated)

ASSETS:
Investments in unaffiliated issuers, at value (cost $289,607,144)	$310,655,673
Cash	27,672,796
Foreign currencies, at value (cost $2,485,133)	2,587,928
Futures collateral	1,424,800
Net unrealized appreciation on futures contracts	762,411
Receivables —
Investment securities sold	6,516,065
Fund shares sold	107,755
Dividends	987,009
Interest	260,658
Due from the Adviser	105,141
Other assets	146,242
Total assets	$351,226,478
LIABILITIES:
Payables —
Investment securities purchased	$13,477,943
Fund shares repurchased	588,893
Trustees’ fees	2,240
Swaps collateral	349,999
Due to broker for futures	104,977
Variation margin for futures contracts	6,953
Swap contracts, at value	586,432
Due to affiliates	150,215
Accrued expenses	242,841
Total liabilities	$15,510,493
NET ASSETS:
Paid-in capital	$381,094,080
Distributable earnings (loss)	(45,378,095)
Net assets	$335,715,985
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $79,089,214/7,099,210 shares)	$11.14
Class C (based on $48,426,001/4,461,280 shares)	$10.85
Class K (based on $104,315,509/9,365,147 shares)	$11.14
Class R (based on $187,209/16,982 shares)	$11.02
Class Y (based on $103,698,052/9,262,271 shares)	$11.20
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $11.14 net asset value per share/100%-4.50%
maximum sales charge)	$11.66

The accompanying notes are an integral part of these financial statements.
Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20 33

Statement of Operations (Consolidated)
FOR THE YEAR ENDED 10/31/20

INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign
taxes withheld $631,188)	$9,912,049
Interest from unaffiliated issuers (net of foreign
taxes withheld $5,179)	1,382,908
Total investment income		$11,294,957
EXPENSES:
Management fees	$2,900,867
Administrative expense	161,068
Transfer agent fees
Class A	64,390
Class C	56,644
Class K	104
Class R	453
Class Y	129,075
Distribution fees
Class A	217,583
Class C	674,552
Class R	812
Shareowner communications expense	44,231
Custodian fees	325,347
Registration fees	84,108
Professional fees	110,530
Printing expense	68,357
Pricing fees	3,212
Trustees’ fees	18,947
Insurance expense	6,636
Miscellaneous	121,775
Total expenses		$4,988,691
Less fees waived and expenses reimbursed by the Adviser		(265,971)
Net expenses		$4,722,720
Net investment income		$6,572,237
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(4,623,375)
Forward foreign currency exchange contracts	2,241
Futures contracts	(1,081,839)
Swap contracts	(1,658,474)
Other assets and liabilities denominated
in foreign currencies	(492,674)	$(7,854,121)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$(28,013,262)
Futures contracts	1,689,149
Swap contracts	(811,545)
Other assets and liabilities denominated in foreign
currencies	143,720	$(26,991,938)
Net realized and unrealized gain (loss) on investments		$(34,846,059)
Net decrease in net assets resulting from operations		$(28,273,822)

The accompanying notes are an integral part of these financial statements.
34 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20

Statements of Changes in Net Assets
(Consolidated)

	Year	Year
	Ended	Ended
	10/31/20	10/31/19
FROM OPERATIONS:
Net investment income (loss)	$6,572,237	$6,374,863
Net realized gain (loss) on investments	(7,854,121)	(46,458,012)
Change in net unrealized appreciation (depreciation)
on investments	(26,991,938)	64,639,665
Net increase (decrease) in net assets resulting
from operations	$(28,273,822)	$24,556,516
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.28 and $1.32 per share, respectively)	$(2,156,969)	$(14,443,481)
Class C ($0.21 and $1.27 per share, respectively)	(1,405,692)	(12,161,299)
Class K ($0.31 and $1.36 per share, respectively)	(2,563,194)	(7,775,304)
Class R ($0.04 and $1.28 per share, respectively)	(518)	(19,779)
Class Y ($0.31 and $1.36 per share, respectively)	(4,783,229)	(32,308,714)
Total distributions to shareowners	$(10,909,602)	$(66,708,577)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$82,574,480	$105,338,234
Reinvestment of distributions	9,626,299	47,783,717
Cost of shares repurchased	(204,697,123)	(281,802,642)
Net decrease in net assets resulting from
Fund share transactions	$(112,496,344)	$(128,680,691)
Net decrease in net assets	$(151,679,768)	$(170,832,752)
NET ASSETS:
Beginning of year	$487,395,753	$658,228,505
End of year	$335,715,985	$487,395,753

The accompanying notes are an integral part of these financial statements.
Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20 35

Statements of Changes in Net Assets
(Consolidated) (continued)

	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/20	10/31/20	10/31/19	10/31/19
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,414,483	$16,308,139	1,717,793	$20,017,433
Reinvestment of
distributions	167,506	1,969,640	958,489	11,038,004
Less shares repurchased	(2,818,715)	(31,792,342)	(5,594,605)	(62,874,085)
Net decrease	(1,236,726)	$(13,514,563)	(2,918,323)	$(31,818,648)
Class C
Shares sold	288,731	$3,334,922	774,383	$8,783,453
Reinvestment of
distributions	98,877	1,167,485	901,792	10,176,151
Less shares repurchased	(3,192,523)	(35,477,967)	(4,233,292)	(47,975,358)
Net decrease	(2,804,915)	$(30,975,560)	(2,557,117)	$(29,015,754)
Class K
Shares sold	2,808,594	$34,236,956	1,952,848	$22,677,430
Reinvestment of
distributions	222,237	2,562,744	81,419	939,652
Less shares repurchased	(1,068,587)	(12,045,933)	(106,210)	(1,242,749)
Net increase	1,962,244	$24,753,767	1,928,057	$22,374,333
Class R
Shares sold	9,022	$98,641	8,291	$96,661
Reinvestment of
distributions	49	518	1,128	12,930
Less shares repurchased	(4,092)	(45,963)	(21,423)	(259,951)
Net increase (decrease)	4,979	$53,196	(12,004)	$(150,360)
Class Y
Shares sold	2,398,191	$28,595,822	4,599,056	$53,763,257
Reinvestment of
distributions	332,845	3,925,912	2,213,037	25,616,980
Less shares repurchased	(11,034,132)	(125,334,918)	(14,631,845)	(169,450,499)
Net decrease	(8,303,096)	$(92,813,184)	(7,819,752)	$(90,070,262)

The accompanying notes are an integral part of these financial statements.
36 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20

Financial Highlights (Consolidated)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16*
Class A
Net asset value, beginning of period	$12.04	$12.69	$14.17	$12.03	$12.68
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.18	$0.13	$0.19	$0.14	$0.16
Net realized and unrealized gain (loss) on investments	(0.80)	0.54	(0.44)	2.12	(0.07)
Net increase (decrease) from investment operations	$(0.62)	$0.67	$(0.25)	$2.26	$0.09
Distributions to shareowners:
Net investment income	$(0.28)	$(0.11)	$(0.35)	$(0.12)	$(0.18)
Net realized gain	—	(1.21)	(0.88)	—	(0.56)
Total distributions	$(0.28)	$(1.32)	$(1.23)	$(0.12)	$(0.74)
Net increase (decrease) in net asset value	$(0.90)	$(0.65)	$(1.48)	$2.14	$(0.65)
Net asset value, end of period	$11.14	$12.04	$12.69	$14.17	$12.03
Total return (b)	(5.28)%	5.85%	(2.08)%	18.96%	0.88%
Ratio of net expenses to average net assets	1.20%	1.20%	1.14%	1.18%	1.19%
Ratio of net investment income (loss) to average net assets	1.54%	1.12%	1.35%	1.08%	1.38%
Portfolio turnover rate	233%	168%	255%	292%	230%
Net assets, end of period (in thousands)	$79,089	$100,339	$142,760	$140,278	$164,898
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.27%	1.23%	1.14%	1.18%	1.19%
Net investment income (loss) to average net assets	1.47%	1.09%	1.35%	1.38%	1.38%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.
Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20 37

Financial Highlights (Consolidated) (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16*
Class C
Net asset value, beginning of period	$11.75	$12.45	$13.95	$11.88	$12.56
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.08	$0.04	$0.07	$0.04	$0.07
Net realized and unrealized gain (loss) on investments	(0.77)	0.53	(0.42)	2.09	(0.07)
Net increase (decrease) from investment operations	$(0.69)	$0.57	$(0.35)	$2.13	$—
Distributions to shareowners:
Net investment income	$(0.21)	$(0.06)	$(0.27)	$(0.06)	$(0.12)
Net realized gain	—	(1.21)	(0.88)	—	(0.56)
Total distributions	$(0.21)	$(1.27)	$(1.15)	$(0.06)	$(0.68)
Net increase (decrease) in net asset value	$(0.90)	$(0.70)	$(1.50)	$2.07	$(0.68)
Net asset value, end of period	$10.85	$11.75	$12.45	$13.95	$11.88
Total return (b)	(6.01)%	5.03%	(2.83)%	18.01%	0.09%
Ratio of net expenses to average net assets	1.98%	1.97%	1.91%	1.93%	1.94%
Ratio of net investment income (loss) to average net assets	0.74%	0.37%	0.55%	0.34%	0.63%
Portfolio turnover rate	233%	168%	255%	292%	230%
Net assets, end of period (in thousands)	$48,426	$85,398	$122,305	$148,591	$178,457
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	2.01%	1.97%	1.91%	1.93%	1.94%
Net investment income (loss) to average net assets	0.71%	0.37%	0.55%	0.34%	0.63%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.
38 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20

	Year	Year
	Ended	Ended	6/22/18* to
	10/31/20	10/31/19	10/31/18
Class K
Net asset value, beginning of period	$12.03	$12.69	$13.67
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.22	$0.17	$0.06
Net realized and unrealized gain (loss)
on investments	(0.80)	0.53	(1.00)
Net increase (decrease) from
investment operations	$(0.58)	$0.70	$(0.94)
Distributions to shareowners:
Net investment income	$(0.31)	$(0.15)	$(0.04)
Net realized gain	—	(1.21)	—
Total distributions	$(0.31)	$(1.36)	$(0.04)
Net increase (decrease) in net asset value	$(0.89)	$(0.66)	$(0.98)
Net asset value, end of period	$11.14	$12.03	$12.69
Total return (b)	(4.92)%	6.14%	(2.00	)%(c)
Ratio of net expenses to average net assets	0.90%	0.88%	0.88	%(d)
Ratio of net investment income (loss) to average
net assets	1.93%	1.48%	1.28	%(d)
Portfolio turnover rate	233%	168%	255	%(c)
Net assets, end of period (in thousands)	$104,316	$89,092	$69,449
Ratios with no waiver of fees and assumption of
expenses by the Adviser and no reduction for
fees paid indirectly:
Total expenses to average net assets	0.93%	0.88%	0.88%
Net investment income (loss) to average net assets	1.90%	1.48%	1.28%

*	Class K commenced operations on June 22, 2018.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.
Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20 39

Financial Highlights (Consolidated) (continued)

	Year	Year		Year	Year	Year
	Ended	Ended		Ended	Ended	Ended
	10/31/20	10/31/19		10/31/18	10/31/17	10/31/16*
Class R
Net asset value, beginning of period	$11.75	$12.60		$14.11	$12.00	$12.69
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.12	$(0.05	)(b)	$0.10	$0.08	$0.10
Net realized and unrealized gain (loss) on investments	(0.81)	0.48		(0.43)	2.11	(0.08)
Net increase (decrease) from investment operations	$(0.69)	$0.43		$(0.33)	$2.19	$0.02
Distributions to shareowners:
Net investment income	$(0.04)	$(0.07)		$(0.30)	$(0.08)	$(0.15)
Net realized gain	—	(1.21)		(0.88)	—	(0.56)
Total distributions	$(0.04)	$(1.28)		$(1.18)	$(0.08)	$(0.71)
Net increase (decrease) in net asset value	$(0.73)	$(0.85)		$(1.51)	$2.11	$(0.69)
Net asset value, end of period	$11.02	$11.75		$12.60	$14.11	$12.00
Total return (c)	(5.90)%	3.73%		(2.71)%	18.35%	0.34%
Ratio of net expenses to average net assets	1.79%	2.91%		1.82%	1.62%	1.71%
Ratio of net investment income (loss) to average net assets	1.08%	(0.45)%		0.75%	0.64%	0.86%
Portfolio turnover rate	233%	168%		255%	292%	230%
Net assets, end of period (in thousands)	$187	$141		$303	$279	$282
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.82%	2.91%		1.82%	1.62%	1.71%
Net investment income (loss) to average net assets	1.05%	(0.45)%		0.75%	0.64%	0.86%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	The amount shown for a share outstanding does not correspond with net investment gain (loss) in the Statement of Operations for the period due to timing of the sales and repurchase of shares.
(c)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.
40 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16*
Class Y
Net asset value, beginning of period	$12.09	$12.74	$14.22	$12.08	$12.72
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.20	$0.17	$0.24	$0.18	$0.20
Net realized and unrealized gain (loss) on investments	(0.78)	0.54	(0.46)	2.12	(0.08)
Net increase (decrease) from investment operations	$(0.58)	$0.71	$(0.22)	$2.30	$0.12
Distributions to shareowners:
Net investment income	$(0.31)	$(0.15)	$(0.38)	$(0.16)	$(0.20)
Net realized gain	—	(1.21)	(0.88)	—	(0.56)
Total distributions	$(0.31)	$(1.36)	$1.26	$(0.16)	$(0.76)
Net increase (decrease) in net asset value	$(0.89)	$(0.65)	$(1.48)	$2.14	$(0.64)
Net asset value, end of period	$11.20	$12.09	$12.74	$14.22	$12.08
Total return (b)	(4.90)%	6.16%	(1.86)%	19.24%	1.17%
Ratio of net expenses to average net assets	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income (loss) to average net assets	1.75%	1.45%	1.71%	1.37%	1.65%
Portfolio turnover rate	233%	168%	255%	292%	230%
Net assets, end of period (in thousands)	$103,698	$212,426	$323,412	$369,546	$347,586
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.00%	0.97%	0.92%	0.95%	0.96%
Net investment income (loss) to average net assets	1.65%	1.38%	1.69%	1.32%	1.59%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.
Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20 41

Notes to Financial Statements | 10/31/20
(Consolidated)
1. Organization and Significant Accounting Policies
Pioneer Flexible Opportunities Fund (the “Fund”) is one of two portfolios comprising Pioneer Series Trust VI (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund’s investment objective is to seek total return.
The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K and Class Y shares.
Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund’s distributor (the “Distributor”).
During March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”), which shortens the amortization period for purchased non-contingently callable debt securities held at a premium. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for certain purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The
42 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20

Fund has adopted ASU 2017-08 as of January 1, 2019. The implementation of ASU 2017-08 did not have a material impact on the Fund’s consolidated financial statements.
The consolidated financial statements of the Fund include the accounts of Flexible Opportunities Commodity Fund Ltd. (formerly, Pioneer Cayman Commodity Fund Ltd.) (the “Subsidiary”). All intercompany accounts and transactions have been eliminated. The Subsidiary, a Cayman Islands exempted company, was incorporated on February 10, 2010, and is wholly owned and controlled by the Fund. The Fund is the sole shareholder of the Subsidiary. It is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. The Fund and the Subsidiary are both managed by the Adviser. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund. As of October 31, 2020, the Subsidiary represented $5,812,114, or approximately 1.73%, of the net assets of the Fund.
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20 43

A.   Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third-party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third-party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third-party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third-party pricing service. When independent third-party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more
44 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20

brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.
Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.
Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
At October 31, 2020, one security was valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 0.02% of net assets. The value of this fair valued security was $80,255.
Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20 45

B.   Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.   Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.   Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2020, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
46 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
A portion of the dividend income recorded by the Fund is from distributions by publicly traded Real Estate Investment Trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.
At October 31, 2020, the Fund reclassified $2,598,899 to increase distributable earnings and $2,598,899 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.
At October 31, 2020, the Fund was permitted to carry forward indefinitely $61,752,639 of short-term losses.
The tax character of distributions paid during the years ended October 31, 2020 and October 31, 2019, were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$10,909,602	$23,178,807
Long term capital gain	—	43,529,770
Total	$10,909,602	$66,708,577

The following shows the components of distributable earnings (losses) on a federal income tax basis at October 31, 2020:

2020
Distributable earnings:
Undistributed ordinary income	$274,412
Capital loss carryforward	(61,752,639)
Unrealized appreciation	16,100,132
Total	$(45,378,095)

Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20 47

The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments related to the mark-to-market of futures contracts, tax basis adjustments on Real Estate Investment Trust (“REIT”), partnerships and swaps contracts.
E.   Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $4,051 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2020.
F.   Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).
Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.
G.   Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.
48 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
The Fund may gain exposure to commodities (such as oil and precious metals) through investment in commodity-related investments, including commodity-linked derivatives, ETFs and other pooled investment vehicles and leveraged or unleveraged commodity-linked notes (derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices). The Fund also may invest in equity securities of issuers in commodity-related industries. The Fund’s investments in commodity-related investments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-related investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-related investments may be more volatile than the underlying commodities. In addition, commodity-linked investments are subject to counterparty risk due to there being a relatively small number of issuers. The Fund gains exposure to commodity-related investments by investing in the Subsidiary, a foreign entity that is treated as a controlled foreign corporation for U.S. federal income tax purposes. The Fund may invest up to 25% of its total assets in the Subsidiary. The Fund’s ability to invest in commodity-related investments, and the means through which any such investments may be made, is limited by tax considerations.
The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
The Fund may invest in below investment grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as “junk bonds” and are considered speculative. These securities involve greater risk of loss, are
Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20 49

subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.
The fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the fund, issuers of instruments in which the fund invests, and financial markets generally.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been
50 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20

greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
H.   Purchased Options
The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Fund’s Statement of Operations. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.
Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20 51

The average market value of purchased options contracts open during the year ended October 31, 2020, was $1,532,870. Open purchased options at October 31, 2020, are listed in the Schedule of Investments.
I.    Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund’s financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 7).
During the year ended October 31, 2020, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.
The average market value of forward foreign currency exchange contracts open during the year ended October 31, 2020, was $36,878. There were no open forward foreign currency exchange contracts at October 31, 2020.
J.    Futures Contracts
The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at October 31, 2020, is recorded as “Futures collateral” on the Statement of Assets and Liabilities.
Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for futures” or “Due to broker for
52 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20

futures” on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
The average market value of futures contracts open during the year ended October 31, 2020, was $(81,104,902). Open futures contracts outstanding at October 31, 2020, are listed in the Schedule of Investments.
K.   Total Return Swap Contracts
The Fund may enter into a total return swap contracts to attempt to manage and/or gain exposure to a security or market. Pursuant to a total return swap contracts, the Fund negotiates with a counterparty to exchange a periodic stream of payments. One party makes payments based on the total return of a reference asset (such as a security or a basket of securities or securities index), and in return receives fixed or floating rate interest payments. The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments. To the extent that the total return of the reference asset exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.
Total return swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within “Swap contracts, at value” on the Statement of Assets and Liabilities. Payments received or made are recorded as realized gains or losses on Statement of Operations. Total return swap contracts are subject to counterparty risk and unanticipated movements in value of exchange interest rates, securities or the index.
The average market value of total return swap contracts open during the year ended October 31, 2020, was $(437,511). Open total return swap contracts at October 31, 2020, are listed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees are calculated daily and paid monthly at an annual rate of 0.70% of the Fund’s average daily net assets up to $1 billion, 0.675% of the next $1 billion of the Fund’s average daily net assets and 0.65% of the Fund’s average daily net assets over $2 billion.
Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20 53

The Subsidiary has entered into a separate management contract with the Adviser, pursuant to which the Adviser manages the assets of the Subsidiary. As compensation for its management services to the Subsidiary and expenses incurred with respect to the Subsidiary, the Subsidiary pays the Adviser a fee at the annual rate of 0.70% of the Subsidiary’s average daily net assets up to $1 billion, 0.675% of the next $1 billion of the Subsidiary’s average daily net assets and 0.65% of the Subsidiary’s average daily net assets over $2 billion. This fee is accrued daily and paid monthly.
For the year ended October 31, 2020, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.70% of the Fund’s average daily net assets.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) to the extent required to reduce Fund expenses to 1.20%, 0.90% and 0.90% of the average daily net assets attributable to Class A, Class K and Class Y shares, respectively. This expense limitation is in effect through March 1, 2021. Fees and expenses of other investment companies in which the Fund may invest are not included in the expense limitations noted above. There can be no assurance that the Adviser will extend the expense limitation agreement beyond the date referred to above. Fees waived and expenses reimbursed during the year ended October 31, 2020 are reflected in the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $142,619 in management fees, administrative costs and certain other reimbursements payable to the Adviser at October 31, 2020.
3. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
54 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended October 31, 2020, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$23,768
Class C	8,803
Class K	28
Class R	176
Class Y	11,456
Total	$44,231

4. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $7,596 in distribution fees payable to the Distributor at October 31, 2020.
The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares held by such plans.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R and Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended October 31, 2020, CDSCs in the amount of $4,517 were paid to the Distributor.
Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20 55

5. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds (the “Funds”), participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective March 11, 2020, the Fund participates in a facility in the amount of $300 million. Prior to March 11, 2020, the Fund participated in a facility in the amount of $250 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays an annual commitment fee in the amount of 0.30% of the daily unused portion of each lender’s commitment to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended October 31, 2020, the Fund had no borrowings under the credit facility.
6. Master Netting Agreements
The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.
Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund’s credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.
The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of
56 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20

business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.
Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of October 31, 2020.

	Derivative Assets	Derivatives	Non-Cash	Cash	Net Amount
	Subject to Master	Available for	Collateral	Collateral	of Derivative
Counterparty	Netting Agreement	Offset	Received (a)	Received (a)	Assets (b)
Citibank NA	$913,465	$(320,670)	$—	$(349,999)	$242,796
Goldman Sachs
International	—	—	—	—	—
Total	$913,465	$(320,670)	$—	$(349,999)	$242,796

	Derivative Liabilities	Derivatives	Non-Cash	Cash	Net Amount
	Subject to Master	Available for	Collateral	Collateral	of Derivative
Counterparty	Netting Agreement	Offset	Pledged (a)	Pledged (a)	Liabilities (c)
Citibank NA	$320,670	$(320,670)	$—	$—	$—
Goldman Sachs
International	265,762	—	—	—	265,762
Total	$586,432	$(320,670)	$—	$—	$265,762

(a)   The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.
(b)   Represents the net amount due from the counterparty in the event of default.
(c)   Represents the net amount payable to the counterparty in the event of default.
7. Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20 57

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2020, was as follows:
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Assets and Liabilities by risk exposure at October 31, 2020, was as follows:

Consolidated Statement of Assets and Liabilities
			Foreign
	Interest	Credit	Exchange	Equity	Commodity
	Rate Risk	Risk	Rate Risk	Risk	Risk
Assets
Options
purchased*	$—	$—	$95,175	$1,241,965	$—
Net unrealized
appreciation on
futures contracts	—	—	126,656	635,755	—
Total Value	$—	$—	$221,831	$1,877,720	$—
Liabilities
Swap contracts,
at value	$—	$—	$—	$(586,432)	$—
Total Value	$—	$—	$—	$(586,432)	$—

*  Reflects the market value of purchased option contracts (see Note 1I.). These amounts are included in investments in unaffiliated issuers, at value, on the consolidated statement of assets and liabilities.
58 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at October 31, 2020, was as follows:

Consolidated Statement of Operations
			Foreign
	Interest	Credit	Exchange	Equity	Commodity
	Rate Risk	Risk	Rate Risk	Risk	Risk
Net realized gain
(loss) on:
Options
purchased*	$—	$—	$246,795	$(7,804,227)	$—
Futures contracts	(225,237)	—	(330,286)	2,704,476	(3,230,792)
Swap contracts	—	—	—	(1,658,474)	—
Total Value	$(225,237)	$—	$(83,491)	$(6,758,225)	$(3,230,792)
Change in net
unrealized
appreciation
(depreciation) on:
Options
purchased**	$—	$—	$(76,859)	$2,106,950	$—
Futures contracts	—	—	225,350	1,463,799	—
Swap contracts	—	—	—	(811,545)	—
Total Value	$—	$—	$148,491	$2,759,204	$—

*  Reflects the net realized gain (loss) on purchased option contracts (see Note 1l.). These amounts are included in net realized gain (loss) on investments in unaffiliated issuers, on the consolidated statement of operations.
** Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1I.). These amounts are included in change in net unrealized appreciation (depreciation) on Investments in unaffiliated issuers, on the consolidated statement of operations.
8. Subsequent Event
On November 19, 2020, Amundi Pioneer Asset Management announced it will be rebranding the US business of Amundi as Amundi US effective January 1, 2021. The new brand identity will replace Amundi Pioneer, which was first adopted in July 2017 following the acquisition of Pioneer Investments by Amundi. In connection with these changes, Amundi Pioneer Asset Management. Inc., the investment adviser to the Pioneer funds, will change its name to Amundi Asset Management US, Inc. In addition, Amundi Pioneer Distributor, Inc., the Pioneer funds’ distributor, will change its name to Amundi Distributor US, Inc. The names of the Pioneer funds will not change in connection with this rebranding.
Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20 59

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Pioneer Series Trust VI and the Shareowners of
Pioneer Flexible Opportunities Fund:

Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of Pioneer Flexible Opportunities Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust VI (the “Trust”)), including the consolidated schedule of investments, as of October 31, 2020, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). The consolidated financial highlights for the period ended October 31, 2016 were audited by another independent registered public accounting firm whose report, dated December 23, 2016, expressed an unqualified opinion on those consolidated financial highlights. In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting Pioneer Series Trust VI) at October 31, 2020, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial
60 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20

reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Amundi Pioneer investment companies since 2017.
Boston, Massachusetts
December 18, 2020
Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20 61

Additional Information (unaudited)
For the year ended October 31, 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2020 Form 1099-DIV. The qualifying percentage of the Fund’s ordinary income dividends for the purpose of the corporate dividends received deduction was 33.48%.
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Statement Regarding Liquidity Risk Management Program
As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Pioneer Asset Management, Inc. (the “Adviser”) to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through March 31, 2020 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:
The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s
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holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.
64 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20

Approval of Investment Management Agreement
Amundi Pioneer Asset Management, Inc. (“APAM”) serves as the investment adviser to Pioneer Floating Rate Fund (the “Fund”) pursuant to an investment management agreement between APAM and the Fund. In order for APAM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment management agreement for the Fund.
The contract review process began in January 2020 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2020, July 2020 and September 2020. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.
In March 2020, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2020, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM’s affiliate, Amundi Pioneer Institutional Asset Management, Inc. (“APIAM” and, together with APAM, “Amundi Pioneer”), as compared to that of APAM’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of APAM’s and APIAM’s institutional accounts, as well as the different services provided by APAM to the Fund and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2020.
Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20 65

At a meeting held on September 15, 2020, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed APAM’s investment approach for the Fund and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of APAM that are involved in APAM’s services to the Fund, including APAM’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM’s senior management to the Pioneer Fund complex. The Trustees considered the implementation and effectiveness of APAM’s business continuity plan in response to the COVID-19 pandemic.
The Trustees considered that APAM supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Fund’s business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Fund were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Fund
In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the
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performance of the Fund’s benchmark index. They also discuss the Fund’s performance with APAM on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.
The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the second quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the expense ratio of the Fund’s Class A shares for the most recent fiscal year was in the fifth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year was in the first quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that APAM had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.
The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM’s costs in providing services to the Fund and APAM’s and APIAM’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM’s and APIAM’s client accounts, the Trustees took into account the respective demands, resources and complexity
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associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management agreement with the Fund, APAM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with APAM’s management of the Fund.
The Trustees concluded that the management fee payable by the Fund to APAM was reasonable in relation to the nature and quality of the services provided by APAM.
Profitability
The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Fund, including the methodology used by APAM in allocating certain of its costs to the management of the Fund. The Trustees also considered APAM’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM’s profitability with respect to the management of the Fund was not unreasonable.
Economies of Scale
The Trustees considered APAM’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.
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Other Benefits
The Trustees considered the other benefits that APAM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to APAM and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.
The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM’s relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM’s relationships with the Fund, including Amundi’s ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Fund were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20 69

Trustees, Officers and Service Providers
Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.
Custodian and Sub-Administrator
Brown Brothers Harriman & Co.
Independent Registered Public Accounting Firm
Ernst & Young LLP
Principal Underwriter
Amundi Pioneer Distributor, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
DST Asset Manager Solutions, Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Trustees and Officers
The Fund’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered investment portfolios for which Amundi serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.
The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.
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Independent Trustees

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Thomas J. Perna (70)	Trustee since 2010.	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013)	Director, Broadridge Financial
Chairman of the Board	Serves until a successor	and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology	Solutions, Inc. (investor
and Trustee	trustee is elected or	products for securities lending industry); and Senior Executive Vice	communications and securities
	earlier retirement	President, The Bank of New York (financial and securities services)	processing provider for financial
	or removal.	(1986 – 2004)	services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)
John E.	Trustee since 2019.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan &	Chairman, The Lakeville Journal
Baumgardner, Jr. (69)	Serves until a successor	Cromwell LLP (law firm).	Company, LLC, (privately-held
Trustee	trustee is elected or		community newspaper group)
	earlier retirement		(2015-present)
or removal.
Diane Durnin (63)	Trustee since 2019.	Managing Director - Head of Product Strategy and Development, BNY	None
Trustee	Serves until a successor	Mellon Investment Management (investment management firm) (2012-2018);
	trustee is elected or	Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice
	earlier retirement	President Head of Product, BNY Mellon Investment Management
	or removal.	(2007-2012); Executive Director- Product Strategy, Mellon Asset Management
(2005-2007); Executive Vice President Head of Products, Marketing and
Client Service, Dreyfus Corporation (investment management firm)
(2000-2005); and Senior Vice President Strategic Product and Business
Development, Dreyfus Corporation (1994-2000)

Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20 71

Independent Trustees (continued)

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Benjamin M. Friedman (76)	Trustee since 2010.	William Joseph Maier Professor of Political Economy, Harvard University	Trustee, Mellon Institutional Funds
Trustee	Serves until a successor	(1972 – present)	Investment Trust and Mellon
	trustee is elected or		Institutional Funds Master Portfolio
	earlier retirement		(oversaw 17 portfolios in fund
	or removal.		complex) (1989 - 2008)
Lorraine H. Monchak (64)	Trustee since 2017.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union	None
Trustee	(Advisory Trustee from	pension funds) (2001 – present); Vice President – International Investments
	2014 - 2017). Serves	Group, American International Group, Inc. (insurance company)
	until a successor trustee	(1993 – 2001); Vice President – Corporate Finance and Treasury Group,
	is elected or earlier	Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability
	retirement or removal.	Management Group, Federal Farm Funding Corporation
(government-sponsored issuer of debt securities) (1988 – 1990); Mortgage
Strategies Group, Shearson Lehman Hutton, Inc. (investment bank)
(1987 – 1988); and Mortgage Strategies Group, Drexel Burnham Lambert,
Ltd. (investment bank) (1986 – 1987)
Marguerite A. Piret (72)	Trustee since 2010.	Chief Financial Officer, American Ag Energy, Inc. (controlled environment	Director of New America High
Trustee	Serves until a successor	and agriculture company) (2016 – present); and President and Chief	Income Fund, Inc. (closed-end
	trustee is elected or	Executive Officer, Metric Financial Inc. (formerly known as Newbury Piret	investment company)
	earlier retirement	Company) (investment banking firm) (1981 – 2019)	(2004 – present); and Member,
	or removal.		Board of Governors, Investment
Company Institute (2000 – 2006)

72 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Fred J. Ricciardi (73)	Trustee since 2014.	Private investor (2020 – present); Consultant (investment company services)	None
Trustee	Serves until a successor	(2012 – 2020); Executive Vice President, BNY Mellon (financial and
	trustee is elected or	investment company services) (1969 – 2012); Director, BNY International
	earlier retirement	Financing Corp. (financial services) (2002 – 2012); Director, Mellon
	or removal.	Overseas Investment Corp. (financial services) (2009 – 2012); Director,
Financial Models (technology) (2005-2007); Director, BNY Hamilton Funds,
Ireland (offshore investment companies) (2004-2007); Chairman/Director,
AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006);
and Chairman, BNY Alternative Investment Services, Inc. (financial services)
(2005-2007)

Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20 73

Interested Trustees

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Lisa M. Jones (58)*	Trustee since 2017.	Director, CEO and President of Amundi Pioneer Asset Management USA,	None
Trustee, President and	Serves until a successor	Inc. (investment management firm) (since September 2014); Director, CEO
Chief Executive Officer	trustee is elected or	and President of Amundi Pioneer Asset Management, Inc. (since
	earlier retirement	September 2014); Director, CEO and President of Amundi Pioneer
	or removal	Distributor, Inc. (since September 2014); Director, CEO and President of
Amundi Pioneer Institutional Asset Management, Inc. (since September 2014);
Chair, Amundi Pioneer Asset Management USA, Inc., Amundi Pioneer
Distributor, Inc. and Amundi Pioneer Institutional Asset Management, Inc.
(September 2014 – 2018); Managing Director, Morgan Stanley Investment
Management (investment management firm) (2010 – 2013); Director of
Institutional Business, CEO of International, Eaton Vance Management
(investment management firm) (2005 – 2010); and Director of
Amundi USA, Inc. (since 2017)
Kenneth J. Taubes (62)*	Trustee since 2014.	Director and Executive Vice President (since 2008) and Chief Investment	None
Trustee	Serves until a successor	Officer, U.S. (since 2010) of Amundi Pioneer Asset Management USA, Inc.
	trustee is elected or	(investment management firm); Director and Executive Vice President and
	earlier retirement	Chief Investment Officer, U.S. of Amundi (since 2008); Executive Vice
	or removal	President and Chief Investment Officer, U.S. of Amundi Institutional Asset
Management, Inc. (since 2009); Portfolio Manager of Amundi (since 1999);
and Director of Amundi USA, Inc. (since 2017)

*  Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.
74 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20

Fund Officers

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Officer
Christopher J. Kelley (55)	Since 2010. Serves at	Vice President and Associate General Counsel of Amundi since January	None
Secretary and Chief	the discretion of	2008; Secretary and Chief Legal Officer of all of the Pioneer Funds since
Legal Officer	the Board	June 2010; Assistant Secretary of all of the Pioneer Funds from September
2003 to May 2010; and Vice President and Senior Counsel of Amundi from
July 2002 to December 2007
Carol B. Hannigan (59)	Since 2010. Serves at	Fund Governance Director of Amundi since December 2006 and Assistant	None
Assistant Secretary	the discretion of	Secretary of all the Pioneer Funds since June 2010; Manager – Fund
	the Board	Governance of Amundi from December 2003 to November 2006; and
Senior Paralegal of Amundi from January 2000 to November 2003
Thomas Reyes (57)	Since 2010. Serves at	Assistant General Counsel of Amundi since May 2013 and Assistant	None
Assistant Secretary	the discretion of	Secretary of all the Pioneer Funds since June 2010; and Counsel of Amundi
	the Board	from June 2007 to May 2013
Mark E. Bradley (60)	Since 2010. Serves at	Vice President – Fund Treasury of Amundi; Treasurer of all of the Pioneer	None
Treasurer and	the discretion of	Funds since March 2008; Deputy Treasurer of Amundi from March 2004 to
Chief Financial and	the Board	February 2008; and Assistant Treasurer of all of the Pioneer Funds from
Accounting Officer		March 2004 to February 2008
Luis I. Presutti (55)	Since 2010. Serves at	Director – Fund Treasury of Amundi; and Assistant Treasurer of all of the	None
Assistant Treasurer	the discretion of	Pioneer Funds
the Board
Gary Sullivan (62)	Since 2010. Serves at	Senior Manager – Fund Treasury of Amundi; and Assistant Treasurer of all	None
Assistant Treasurer	the discretion of	of the Pioneer Funds
the Board

Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20 75

Fund Officers (continued)

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Officer
Antonio Furtado (38)	Since 2020. Serves at	Fund Oversight Manager – Fund Treasury of Amundi; and Assistant	None
Assistant Treasurer	the discretion of	Treasurer of all of the Pioneer Funds
the Board
John Malone (48)	Since 2018. Serves at	Managing Director, Chief Compliance Officer of Amundi Pioneer Asset	None
Chief Compliance Officer	the discretion of	Management; Amundi Pioneer Institutional Asset Management, Inc.; and
	the Board	the Pioneer Funds since September 2018; and Chief Compliance Officer of
Amundi Pioneer Distributor, Inc. since January 2014.
Kelly O’Donnell (49)	Since 2010. Serves at	Vice President – Amundi Pioneer Asset Management; and Anti-Money	None
Anti-Money	the discretion of	Laundering Officer of all the Pioneer Funds since 2006
Laundering Officer	the Board

76 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/20

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321

Retirement plans information	1-800-622-0176

Write to us:
Amundi
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundipioneer@amundipioneer.com
(for general questions about Amundi only)

Visit our web site: www.amundipioneer.com/us

This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com/us

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2020 Amundi Pioneer Asset Management 24440-10-1220

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

      (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $96,900 payable to Ernst & Young LLP for the year ended October 31, 2020 and $95,000 for the year ended October 31, 2019.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2020 or 2019.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $34,020 and $25,189 during the fiscal years ended October 31, 2020 and 2019, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2020 or 2019.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS
APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

AUDIT COMMITTEE APPROVAL POLICY		AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval		o A summary of all such
for the audit period for all		services and related fees
pre-approved specific service		reported at each regularly
subcategories. Approval of the		scheduled Audit Committee
independent auditors as		meeting.
auditors for a Fund shall
constitute pre approval for
these services.

o “One-time” pre-approval		o A summary of all such
for the fund fiscal year within		services and related fees
a specified dollar limit		(including comparison to
for all pre-approved		specified dollar limits)
specific service subcategories		reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust’s audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust.  For the years ended October 31, 2020 and 2019, there were no services provided to an affiliate that required the Trust’s audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $34,020 and $25,189 during the fiscal years ended October 31, 2020 and 2019, respectively.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:
Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust VI

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 30, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 30, 2020

By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date December 30, 2020

* Print the name and title of each signing officer under his or her signature.